UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-22211

______________________________________________

IVA FIDUCIARY TRUST

______________________________________________________________________

(Exact name of registrant as specified in charter)

645 Madison Avenue, 12th Floor, New York, NY  10022

______________________________________________________________________

(Address of principal executive offices) (zip code)

Michael W. Malafronte International Value Advisers, LLC 645 Madison Avenue 12th Floor New York, NY 10022

(Name and address of agent for service)

Copy to:

Clair Pagnano, Esq.
K&L Gates LLP
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2950

Brian F. Link, Esq.
State Street Bank and Trust Company
Mail Code: JHT 1732
200 Clarendon Street
Boston, MA 02116

Registrant’s telephone number, including area code:  (212) 584-3570

Date of fiscal year end:  September 30

Date of reporting period:  September 30, 2010

Item 1.  Report to Shareholders.

IVA Worldwide Fund
IVA International Fund

Annual Report

September 30, 2010

An investment in the Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Advised by International Value Advisers, LLC

Contents	IVA Funds

1	An Owner’s Manual
2	Letter from the President
3	Letter from the Portfolio Managers
5	Management’s Discussion of Fund Performance
8	Schedules of Investments
22	Statements of Assets and Liabilities
23	Statements of Operations
24	Statements of Changes in Net Assets
25	Financial Highlights
31	Notes to Financial Statements
40	Report of Independent Registered Public Accounting Firm
41	Trustees and Officers
43	Additional Information
46	Fund Expenses
47	Important Tax Information

An Owner’s Manual	IVA Funds

An Atypical Investment Strategy

We manage both the IVA Worldwide and IVA International Funds with a dual attempt that is unusual in the mutual fund world: in the short-term (12-18 months), our attempt is to try to preserve capital, while in the longer-term (5-10 years, i.e., over a full economic cycle), we attempt to perform better than the MSCI All Country World Index in the case of your IVA Worldwide Fund and the MSCI All Country World Ex-U.S. Index in the case of your IVA International Fund.

The Worldwide Fund is typically used by investors who are looking for an “all weather fund” where we are given the latitude to decide how much we should have in the U.S. versus outside the U.S. The International Fund is typically used by investors who practice asset allocation and want to decide for themselves how much should be allocated to a domestic manager and how much should be allocated to a pure “international” (i.e., non- U.S.) manager yet at the same time are looking for a lower risk – and lower volatility – exposure to international markets than may be obtained from a more traditional international fund.

We believe our investment approach is very different from the traditional approach of most mutual funds. We are trying to deliver returns that are as absolute as possible, i.e. returns that try to be as resilient as possible in down markets, while many of our competitors try to deliver good relative performance, i.e., try to beat an index, and thus would be fine with being down 15% if their benchmark is down 20%.

Why do we have such an unusual strategy (which, incidentally is not easy to carry out)? Because we believe this strategy makes sense for many investors. We are fond of the quote by Mark Twain: “There are two times in a man’s life when he should not speculate: the first time is when he cannot afford to; the second time is when he can.” We realize that many investors cannot tolerate high volatility and appreciate that “life’s bills do not always come at market tops.” This strategy also appeals to us at International Value Advisers since we “eat our own cooking” for a significant part of our savings (invested in IVA products) and we have an extreme aversion to losing money.

An Eclectic Investment Approach

Here is how we try and implement our strategy:

●	We don’t hug benchmarks. In practical terms, this means we are willing to make big “negative bets,” i.e., having nothing or little in what has become big in the benchmark. Conversely, we will generally seek to avoid overly large positive bets.

●	We prefer having diversified portfolios (100 to 150 names). Because we invest on a global basis, we believe that diversification helps protect against weak corporate governance or insufficient disclosure, or simply against “unknown unknowns.”

●	We like the flexibility to invest in small, medium and large companies, depending on where we see value.

●	We attempt to capture equity-type returns through fixed income securities but predominantly when credit markets (or sub-sets of them) are depressed and offer this potential.

●	We hold some gold, either in bullion form or via gold mining securities, as we feel it provides a good hedge in either an inflationary or deflationary period.

●	We are willing to hold cash when we cannot find enough cheap securities that we like or when we find some, yet the broader market (Mr. Market) seems fully priced. We will seek to use that cash as ammunition for future bargains.

●	At the individual security level, we ask a lot of questions about “what can go wrong?” and will establish not only a “base case intrinsic value” but also a “worst case scenario.” (What could prove us wrong? If we were wrong, are we likely to lose 25%, 30%, or even more of the money invested?). As a result, we will miss some opportunities, yet hopefully, we will also avoid instances where we experience a permanent impairment of value.

Letter from the President	IVA Funds

Michael W. Malafronte

Dear Shareholder,

Our two mutual funds, IVA Worldwide and IVA International, recently completed their second year of operations. The investment adviser, International Value Advisers, LLC (“IVA”), remains satisfied with the overall performance we executed.

The Funds are led by Charles de Vaulx and Chuck de Lardemelle. Charles and Chuck have worked together for over fourteen years and both have incredible intellect, focus, passion for investing and risk aversion. With their combined guidance, our performance has been rewarding. While gratifying in the short-term, investing is not a game where time is eventually called and someone is declared the winner. Managing money (other people’s money!) is an everyday job. In the short-term (12-18 months), our main focus is always to try and preserve our clients’ capital. This goal is somewhat unique when compared with other mutual funds. This is also important to the partners at IVA as we have over $40 million invested in IVA products.

Since inception, IVA has been conscious of its capacity. Shareholders will benefit from a lower expense ratio as our assets under management increase, but the long-term question for us has always been: at what level of assets under management do we impact our investment team’s ability to provide an honest product? As we have stated in the past, our decision will be impacted by how assets flow into our different products. With current flows primarily into our Global strategy, we still feel our firm’s capacity is approximately $15 billion. As of September 30, 2010, firm assets under management totaled $10 billion.

It has been a rewarding experience building IVA. We hope that in the process, we are shaping a culture where everyone associated with IVA respects the work we are doing for our clients.

I want to offer thanks to all of my colleagues and to our shareholders for their continued support.

Michael W. Malafronte

Letter from the Portfolio Managers	IVA Funds

Charles de Vaulx

Chuck de Lardemelle

A recent biography on Coco Chanel reminded us that this fashion designer is remembered as the person who took women out of corsets and put them into clothes that allowed freedom of movement. At IVA, we could not agree more and believe that our investment style that avoids constraints and instead is flexible and eclectic is best suited to seek to compound wealth in the long-run while minimizing volatility and risk.

We are pleased with the performance of both Funds so far:

Since the Worldwide Fund’s October 1, 2008 inception, its Class A shares, at net asset value, returned 17.53% on an annualized basis, while the MSCI All Country World Index (Net) has returned 4.07% over the same time period. Since the International Fund’s October 1, 2008 inception, its Class A shares, at net asset value, returned 15.80% on an annualized basis, while the MSCI All Country World Ex-U.S. Index (Net) has returned 6.72% over the same time period.

We have delivered so far on the capital preservation front and on the resiliency in down markets front. Specifically, during the last quarter of 2008, during the first two months of ‘09, and more recently during the first five or six weeks of 2010 and the recent period from mid-April to the end of August of 2010 when global equity markets corrected. We have not yet delivered on the long-term goal. Not that we have not outperformed benchmarks since inception, but that a 24-month period remains too short to declare victory.

Economic Outlook and Valuation

1	We still believe that economic growth will remain modest in the next five years due to the ongoing deleveraging of the private sector in Western economies. We believe the U.S. economy may only grow 2 to 2.5% per annum over this period as there is little evidence of strong job creation while consumers may show a preference to save and banks a reluctance to lend. Economic growth may be even more muted in Europe where countries from Southern Europe (Greece, Spain, Portugal and Italy), Ireland and Eastern Europe are trying to downsize, potentially hurting in the process countries, such as Germany or France, where households did not “misbehave” (in terms of indebtedness and excess consumption).

2	Modest economic growth is not necessarily bad for equities worldwide. The big surprise during this downturn has been the ability of many companies around the world to cut costs and maintain very high profitability levels. So even pedestrian top line growth for five years may still translate into significant free cash flows generated by companies year after year. In our view, any attempt by politicians to tamper with free trade would be a negative for stocks worldwide, as we believe this unusually strong profitability is in good part due to globalization: it allowed companies to move assets and labor to places where costs are lower.

3	Even though stocks have bounced back – sometimes significantly – from their March 2009 lows, they remain cheaper than they were in late 2007 while corporate balance sheets have improved in the meantime. Also, even though many stocks are not that cheap on an absolute basis, they do not appear expensive either and their valuation certainly suggests that, on a relative basis, they are quite attractive compared to fixed income securities (where yields have come down so much) and compared to cash yielding so little, “real” interest rates are actually negative in quite a few countries.

4	We would not be surprised to see equity markets remain volatile for a few more years to come. That may unnerve some investors, but that volatility makes our job as value investors much easier. We were able to put some cash to work during this past spring when markets corrected, especially in the U.S.

Letter from the Portfolio Managers	IVA Funds

5	We believe that after a twenty year bear market, valuation of some Japanese equities is quite compelling. Many stocks trade below book value while many companies have vast amounts of excess cash that they could distribute – through dividends or stock buybacks – to their shareholders. Also intriguing is that Japan now exports more to China than to the U.S. so one can find a growing list of companies in Japan where an increasing portion of their revenues are tied to China, and where stock prices are a lot more compelling than Chinese stocks. We remain aware that the pace of change is glacial in Japan (minority shareholders still come in second, if not third, to customers and employees). And we worry about the high government debt outstanding. So we have exercised restraint in terms of total exposure to Japan and we have partially hedged the currency exposure to the yen.

6	We still believe some allocation to gold (a little over 6% as of September 30, 2010) is warranted even though gold prices have gone up significantly since July 2001. We view gold as an “insurance policy” and are encouraged to retain some exposure to gold as real interest trades are negative in many currencies and as few of the leading currencies (U.S. dollar, euro and yen) appear attractive long-term.

We appreciate your continued confidence and thank you for your support.

Charles de Vaulx	Chuck de Lardemelle

Management’s Discussion of Fund Performance	IVA Funds

Volatility was again a hallmark during the fiscal year ended September 30, 2010. Equity markets rallied in the fourth quarter of 2009, but corrected the first six weeks of the calendar year and again from mid-April through June. The correction at the beginning of 2010 was due to worries surrounding the economic situation in Greece and the stability of major world currencies like the euro and the U.S. dollar. During this time we added exposure to sovereign government bonds of short maturities in Singapore and Hong Kong since we consider these bonds to be cash equivalents in currencies other than the U.S. dollar and from countries we believe have sound public financing. We also found attractive opportunities among U.S. insurance brokers. We believe they have a cycle of their own, different from the general economic cycle. During the market correction in May, we did some more buying. We identified good investments in natural gas related companies, and blue-chip software and technology stocks in the U.S. Markets recovered beginning in mid-August on the perception that the Fed will pump more money into the economy at the risk of letting the U.S. dollar slide and keeping interest rates low. Our high-yield bonds benefited from interest rates being at low levels. Gold bullion remains the top position in both Funds and averaged returns of just over 29% for the period. Gold continues to benefit from concern over a sudden demise of paper money and we believe it provides a good hedge in an inflationary or deflationary environment. Over the period, we believe the derivative instruments we used to hedge currency and interest rate risks were effective and performed in the manner in which we anticipated.

September 30, 2010 marked the second fiscal year-end of the IVA Funds. Like in fiscal year 2009, we were again able to showcase exactly what we try to accomplish at IVA. Our multi-asset class approach protected us on the downside when equity markets declined; however, we have also been able to participate in market rallies which have enabled us to deliver absolute returns in excess of our respective benchmarks.

IVA Worldwide Fund

The IVA Worldwide Fund Class A shares, at net asset value, returned 10.16% for the fiscal year ended September 30, 2010. The MSCI All Country World Index (Net) returned 8.42% over the same period.

We reduced our position in cash over the period from 29.0% as of September 30, 2009 to 10.2% as of September 30, 2010. Most of our buying took place in the U.S. where our equity exposure increased from 9.2% as of September 30, 2009 to 27.3% as of September 30, 2010. The best opportunities were found among quality large-cap companies like Wal-Mart Stores, Inc., MasterCard Inc. Class ‘A’ and Microsoft Corp. Geographically, the U.S. contributed most to return with ValueClick Inc. performing best. On a relative basis, France and Switzerland performed well. Gains were led by Bureau Veritas SA in France and Nestlé SA in Switzerland. By sector, consumer discretionary contributed the most to return due to strong performance from Genting Malaysia Bhd., followed by consumer staples and industrials.

Returns from fixed income and gold, collectively, contributed 40% to the total return. Gold bullion was our top contributor to return over the year and remains the top position at 6.2%. Our bonds averaged returns of 14.1% over the period fueled by a low interest rate environment.

The largest detractors from return this period were: MetroPCS Communications Inc. (telecommunication services – U.S.), Secom Co. Ltd. (industrials – Japan), Astellas Pharma Inc. (heath care – Japan), Net 1 UEPS Technologies Inc. (technology – South Africa), and Dell Inc. (technology – U.S.).

IVA International Fund

The IVA International Fund Class A shares, at net asset value, returned 9.96% for the fiscal year ending September 30, 2010. The MSCI All Country World Index Ex-U.S. (Net) returned 7.56% over the same period.

The Fund’s holdings in consumer discretionary significantly outpaced the index and was our best performing sector. Gains were led by Genting Malaysia Bhd. Consumer staples and industrials also performed well due to strong performance from Nestlé SA and Bureau Veritas SA.We continue to favor companies within these areas as they tend to be non-cyclical and service oriented. Geographically, securities within France contributed most to our return followed by Switzerland, Malaysia and Japan. Nissin Healthcare Food Service Co., Ltd. added the most in Japan as it benefited from a takeover.

Gold bullion was our top contributor to return over the year and remains the top position at 6.0%. Fueled by a low interest rate environment, our bonds averaged returns of 10.3% over the period.

The largest detractors from return this period were: Net 1 UEPS Technologies Inc. (technology – South Africa), Astellas Pharma Inc. (health care – Japan), Miura Co. Ltd. (industrials – Japan), Secom Co. Ltd. (industrials – Japan), and KDDI Corp. (telecommunication services – Japan).

Management’s Discussion of Fund Performance	IVA Funds

IVA Worldwide Fund

Average Annual Total Returns as of September 30, 2010	One Year	Since Inception(a)
Class A	10.16%	17.53%
Class A (with a 5% maximum initial sales charge)	4.65%	14.56%
Class C	9.26%	16.64%
Class I	10.40%	17.77%
MSCI All Country World Index (Net)(b)	8.42%	4.07%
Consumer Price Index(c)	1.14%	–0.11%

Growth of a $10,000 Initial Investment(d)

(a)	The Fund commenced investment operations on October 1, 2008.

(b)	The MSCI All Country World Index (Net) is an unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

(c)	The Consumer Price Index examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care.

(d)	Hypothetical illustration of $10,000 invested in Class A shares on October 1, 2008, assuming the deduction of the maximum initial sales charge of 5% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2010. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 866-941-4482. The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

The maximum sales charge for Class A shares is 5.00%. Class C shares may include a 1.00% contingent deferred sales charge for the first year only. The net expense ratios for the Fund are as follows: 1.34% (Class A shares); 2.10% (Class C shares); 1.11% (Class I shares). These expense ratios are as stated in the most recent Prospectus dated December 18, 2009. More recent expense ratios can be found in the Financial Highlights section, beginning on page 27, of this Annual Report. Due to the commencement of operations on October 1, 2008, the Fund’s performance is from a very limited timeframe and should not be considered indicative of future results.

There are risks associated with investing in funds that invest in securities of foreign countries, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Management’s Discussion of Fund Performance	IVA Funds

IVA International Fund

Average Annual Total Returns as of September 30, 2010	One Year	Since Inception(a)
Class A	9.96%	15.80%
Class A (with a 5% maximum initial sales charge)	4.44%	12.88%
Class C	9.05%	14.92%
Class I	10.19%	16.08%
MSCI All Country World Ex-U.S. Index (Net)(b)	7.56%	6.72%
Consumer Price Index(c)	1.14%	–0.11%

Growth of a $10,000 Initial Investment(d)

(a)	The Fund commenced investment operations on October 1, 2008.

(b)	The MSCI All Country World Ex-U.S. Index (Net) is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

(c)	The Consumer Price Index examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care.

(d)	Hypothetical illustration of $10,000 invested in Class A shares on October 1, 2008, assuming the deduction of the maximum initial sales charge of 5% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2010. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 866-941-4482. The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

The maximum sales charge for Class A shares is 5.00%. Class C shares may include a 1.00% contingent deferred sales charge for the first year only. The gross and net expense ratios for the Fund, respectively, are as follows: 1.46%/1.40% (Class A shares); 2.37%/2.15% (Class C shares); 1.20%/1.15% (Class I shares). The net expense ratios reflect certain contractual fee waivers and expense reimbursements in effect from October 1, 2008 through January 31, 2011. These expense ratios are as stated in the most recent Prospectus dated December 18, 2009. More recent expense ratios can be found in the Financial Highlights section, beginning on page 30, of this Annual Report. Due to the commencement of operations on October 1, 2008, the Fund’s performance is from a very limited timeframe and should not be considered indicative of future results.

There are risks associated with investing in funds that invest in securities of foreign countries, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Schedule of Investments	IVA Funds

IVA Worldwide Fund
September 30, 2010

	SHARES	DESCRIPTION	VALUE
COMMON STOCKS – 64.9%

Belgium – 0.3%
	178,432	Sofina SA	$15,818,384

France – 9.6%
	164,838	Bolloré	35,662,343
	257,627	Bureau Veritas SA	17,988,981
	239,419	Ciments Français SA	21,339,249
	39,195	Financière de l’Odet SA	16,494,642
	1,606,618	GDF Suez SA	57,515,243
	1,442	Groupe Crit	35,385
	188,395	Guyenne et Gascogne SA	20,032,704
	527,770	Legrand SA	17,850,364
	698,014	Publicis Groupe SA	33,152,622
	70,471	Robertet SA	10,088,270
	40,590	Séché Environnement SA	3,087,656
	1,620,154	Sodexo	105,132,951
	5,120	Sucrière de Pithiviers-Le-Vieil SA	5,067,365
	1,430,420	Teleperformance	40,755,429
	1,932,840	Total SA, ADR	99,734,544
	3,040,744	Vivendi SA	83,113,169
			567,050,917

Germany – 0.7%
	2,906,142	Wirecard AG	39,578,372

Hong Kong – 0.1%
	14,239,070	Clear Media Ltd. (a)	8,331,825

India – 0.1%
	394,833	Patni Computer Systems Ltd.	3,644,308

Japan – 13.5%
	1,569,000	Amada Co., Ltd.	10,750,695
	4,405,200	Astellas Pharma Inc.	159,100,120
	334,000	Canon Inc.	15,583,733
	1,221,300	Cosel Co., Ltd.	14,703,001
	232,400	FANUC Ltd.	29,592,860
	402,100	Icom Inc.	10,486,005
	303,000	Kanamoto Co., Ltd.	1,658,733
	10,937	KDDI Corp.	52,339,860
	1,834,370	Kose Corp.	43,552,004
	292,600	Kyocera Corp.	27,654,696
	20,950	Medikit Co., Ltd.	5,972,808
	898,900	Meitec Corp.	16,700,933
	348,200	Milbon Co., Ltd.	9,635,146
	2,035,875	Miura Co., Ltd. (b)	46,068,134
	475,700	Nifco Inc.	11,425,234
	1,739,900	Nippon Thompson Co., Ltd.	11,775,797
	182,800	Nitto Kohki Co., Ltd.	4,707,954
	46,660	NTT DoCoMo, Inc.	77,692,142

See Notes to Financial Statements.

Schedule of Investments	IVA Funds

IVA Worldwide Fund
September 30, 2010

	SHARES	DESCRIPTION	VALUE

Japan – 13.5% (continued)
	4,400	Pasona Group Inc.	$3,099,185
	3,065,100	Secom Co., Ltd.	138,421,502
	11,900	Secom Joshinetsu Co., Ltd.	300,779
	3,945,100	Shoei Co., Ltd. (b)	28,827,396
	466,320	Shofu Inc.	4,077,786
	154,400	SMC Corp.	20,363,488
	849	Techno Medica Co., Ltd.	2,898,479
	1,944,700	Temp Holdings Co., Ltd.	17,727,799
	3,390,580	Toshiba Machine Co., Ltd.	11,697,257
	1,288,300	Yamato Holdings Co., Ltd.	15,586,763
			792,400,289

Malaysia – 2.9%
	155,286,400	Genting Malaysia Bhd	170,528,311

South Africa – 0.5%
	2,433,660	Net 1 UEPS Technologies Inc. (a)(b)	28,133,110

South Korea – 5.6%
	73,530	Fursys Inc.	1,921,678
	2,272,320	Kangwon Land Inc.	49,422,088
	905,455	KT&G Corp.	53,997,755
	43,805	Lotte Chilsung Beverage Co., Ltd.	29,581,101
	30,132	Lotte Confectionery Co., Ltd.	35,331,273
	175,450	Nong Shim Co., Ltd.	33,543,609
	285,988	SK Holdings Co., Ltd.	29,721,182
	5,027,840	SK Telecom Co., Ltd., ADR	87,836,365
	38,450	SK Telecom Co., Ltd.	5,783,096
			327,138,147

Switzerland – 3.0%
	75,092	Affichage Holding SA (a)	11,386,260
	21,400	Banque Cantonale Vaudoise	10,965,145
	2,487,440	Nestlé SA	132,516,648
	34,500	Panalpina Welttransport (Holding) AG (a)	3,791,787
	161,296	Schindler Holding AG	17,300,767
			175,960,607

Taiwan – 0.1%
	2,603,000	Taiwan Secom Co., Ltd.	4,449,216

Thailand – 0.2%
	55,329,790	Thai Beverage Public Co., Ltd.	11,569,989

United Kingdom – 1.0%
	282,840	Diageo Plc, ADR	19,518,788
	1,124,900	Vodafone Group Plc, ADR	27,908,769
	5,531,080	Vodafone Group Plc	13,650,058
			61,077,615

See Notes to Financial Statements.

Schedule of Investments	IVA Funds

IVA Worldwide Fund
September 30, 2010

SHARES	DESCRIPTION	VALUE

United States – 27.3%
1,820,460	Amdocs Ltd. (a)	$52,174,384
2,743,140	Aon Corp.	107,284,205
206	Berkshire Hathaway Inc., Class ‘A’ (a)	25,647,000
697,677	Cintas Corp.	19,221,001
1,206,290	Contango Oil & Gas Co. (a)(b)	60,507,506
1,118,290	Costco Wholesale Corp.	72,118,522
7,112,070	Dell Inc. (a)	92,172,427
819,683	Devon Energy Corp.	53,066,278
3,514,750	eBay Inc. (a)	85,759,900
1,133,503	Gulfport Energy Corp. (a)	15,687,682
143,699	International Speedway Corp., Class ‘A’	3,506,256
433,050	Kelly Services Inc., Class ‘A’ (a)	5,079,677
5,350,300	Liberty Media Corp., Interactive Group, Series ‘A’ (a)	73,352,613
4,765,868	Marsh & McLennan Cos., Inc.	114,952,736
614,729	MasterCard Inc., Class ‘A’	137,699,296
1,296,500	MetroPCS Communications Inc. (a)(c)	13,561,390
5,799,840	Microsoft Corp.	142,038,082
2,286,930	Sara Lee Corp.	30,713,470
2,086,840	Sealed Air Corp.	46,912,163
5,665,454	Symantec Corp. (a)	85,944,937
750,000	Telephone & Data Systems Inc.	24,600,000
798,525	Ultra Petroleum Corp. (a)	33,522,080
5,784,239	ValueClick Inc. (a)(b)	75,657,846
2,276,170	Wal-Mart Stores, Inc.	121,820,618
227,501	The Washington Post Co., Class ‘B’	90,866,174
1,313,760	Yahoo! Inc. (a)	18,615,980
		1,602,482,223
	TOTAL COMMON STOCKS (Cost — $3,450,960,638)	3,808,163,313

	PRINCIPAL AMOUNT
CORPORATE NOTES & BONDS – 12.9%

Australia – 0.2%
	9,896,000	USD	FMG Finance Property, Ltd., 10.625% due 9/1/2016 (d)	12,233,930

France – 3.6%
	7,900,000	EUR	Ciments Français SA, 4.75% due 4/4/2017	10,978,017
	21,600,000	EUR	Imerys SA, 5% due 4/18/2017	30,110,896
	3,950,000	EUR	Lafarge SA, 5.375% due 6/26/2017	5,453,619
			Wendel:
	56,150,000	EUR	4.875% due 5/26/2016 (d)	71,188,250
	77,450,000	EUR	4.375% due 8/9/2017	93,177,648
				210,908,430

See Notes to Financial Statements.

Schedule of Investments	IVA Funds

IVA Worldwide Fund
September 30, 2010

	PRINCIPAL AMOUNT		DESCRIPTION	VALUE

Netherlands – 0.8%
	19,337,000	EUR	ASML Holding NV, 5.75% due 6/13/2017	$27,914,108
	12,329,000	EUR	UPC Holding BV, 8% due 11/1/2016 (d)	17,395,776
				45,309,884

United States – 8.3%
			Brandywine Operating Partnership, LP:
	8,109,000	USD	7.5% due 5/15/2015	9,098,866
	4,631,000	USD	6% due 4/1/2016	4,835,973
	14,795,000	USD	5.7% due 5/1/2017	15,002,811
			Clear Channel Worldwide Holdings, Inc.:
	6,207,000	USD	Series ‘A’, 9.25% due 12/15/2017	6,610,455
	10,997,000	USD	Series ‘B’, 9.25% due 12/15/2017	11,794,282
			Cricket Communications Inc.:
	75,048,000	USD	9.375% due 11/1/2014	78,049,920
	49,035,000	USD	10% due 7/15/2015	53,202,975
	2,000	USD	7.75% due 5/15/2016	2,133
	18,800,000	USD	Denbury Resources Inc., 9.75% due 3/1/2016	21,197,000
	3,408,000	USD	Encore Acquisition Co., 9.5% due 5/1/2016	3,821,220
	6,024,000	USD	Frontier Oil Corp., 8.5% due 9/15/2016	6,295,080
	12,917,000	USD	Global Crossing Ltd., 12% due 9/15/2015	14,660,795
	15,278,000	GBP	Global Crossing UK Finance Plc, 11.75% due 12/15/2014	24,960,209
	1,913,000	USD	Highwoods Realty LP, 5.85% due 3/15/2017	1,970,218
			The Interpublic Group of Cos., Inc.:
	2,194,000	USD	6.25% due 11/15/2014	2,342,095
	1,463,000	USD	10% due 7/15/2017	1,715,367
			Leucadia National Corp.:
	676,000	USD	8.125% due 9/15/2015	730,080
	6,764,000	USD	7.125% due 3/15/2017	6,814,730
	23,383,000	USD	Liberty Media LLC, 5.7% due 5/15/2013	23,909,117
	5,236,000	USD	MetroPCS Wireless Inc., 7.875% due 9/1/2018	5,419,260
	36,392,000	USD	Mohawk Industries Inc., 6.875% due 1/15/2016 (e)	38,075,130
	14,606,000	USD	Penn Virginia Corp., 10.375% due 6/15/2016	16,066,600
			QVC Inc.:
	4,678,000	USD	7.125% due 4/15/2017 (d)	4,865,120
	30,649,000	USD	7.5% due 10/1/2019 (d)	32,181,450
	61,015,000	USD	Sirius XM Radio, Inc., 8.75% due 4/1/2015 (d)	65,133,512
	6,550,000	USD	Vulcan Materials Co., 7% due 6/15/2018	7,405,993
	29,560,000	USD	Willis North America, Inc., 6.2% due 3/28/2017	31,540,461
				487,700,852
			TOTAL CORPORATE NOTES & BONDS (Cost — $666,263,847)	756,153,096

See Notes to Financial Statements.

Schedule of Investments	IVA Funds

IVA Worldwide Fund
September 30, 2010

PRINCIPAL AMOUNT		DESCRIPTION	VALUE
CONVERTIBLE BONDS – 0.5%

Switzerland – 0.5%
31,845,000	CHF	Pargesa Holdings SA, 1.75% due 6/15/2014 (Cost — $22,906,218)	$30,867,921

COMMERCIAL MORTGAGE BACKED SECURITIES – 0.4%

United States – 0.4%
6,273,000	USD	Citigroup/Deutsche Bank Commercial Mortgage Trust, CD 2007 CD4 A4, 5.322% due 12/11/2049	6,513,483
17,812,000	USD	Credit Suisse Mortgage Capital Certificates, 5.826% due 6/15/2038	19,537,520
		TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost — $15,777,603)	26,051,003
FOREIGN GOVERNMENT BONDS – 3.9%

Hong Kong – 1.1%
449,950,000	HKD	Hong Kong Government Bond, 2.66% due 12/17/2012	60,732,768
Singapore – 2.8%
206,974,000	SGD	Singapore Government Bond, 2.25% due 7/1/2013	164,921,655
		TOTAL FOREIGN GOVERNMENT BONDS (Cost — $214,408,915)	225,654,423

OUNCES
COMMODITIES – 6.2%

277,685	Gold Bullion (a) (Cost — $285,517,818)	363,392,558

PRINCIPAL AMOUNT
SHORT-TERM INVESTMENTS – 9.2%

Commercial Paper – 8.8%
		Consolidated Edison, Inc.:
55,000,000	USD	0.34% due 10/1/2010 (d)	55,000,000
38,200,000	USD	0.32% due 10/1/2010 (d)	38,200,000
		Électricité de France SA:
23,300,000	USD	0.23% due 10/20/2010 (d)	23,297,172
41,215,000	USD	0.22% due 11/29/2010 (d)	41,200,140
		GDF Suez SA:
15,000,000	USD	0.35% due 10/4/2010 (d)	14,999,562
34,600,000	USD	0.34% due 10/7/2010 (d)	34,598,039
34,400,000	USD	0.34% due 10/8/2010 (d)	34,397,726
23,900,000	USD	0.33% due 10/12/2010 (d)	23,897,590
		Nestlé Capital Corp.:
10,000,000	USD	0.01% due 10/1/2010 (d)	10,000,000
35,100,000	USD	0.08% due 10/1/2010 (d)	35,100,000
54,300,000	USD	0.07% due 10/4/2010 (d)	54,299,683
50,000,000	USD	0.12% due 10/5/2010 (d)	49,999,333
25,000,000	USD	Nokia Corp., 0.22% due 10/18/2010 (d)	24,997,403

See Notes to Financial Statements.

Schedule of Investments	IVA Funds

IVA Worldwide Fund
September 30, 2010

	PRINCIPAL AMOUNT		DESCRIPTION	VALUE

Commercial Paper – 8.8% (continued)
	20,000,000	USD	Novartis Finance Corp., 0.1% due 10/1/2010 (d)	$20,000,000
	55,000,000	USD	United Technologies Corp., 0.1% due 10/1/2010 (d)	55,000,000
				514,986,648

Treasury Bills – 0.4%
	22,802,000	USD	United States Treasury Bill, due 10/14/2010 (f)	22,800,864
			TOTAL SHORT-TERM INVESTMENTS (Cost — $537,787,512)	537,787,512
			TOTAL INVESTMENTS — 98.0% (Cost — $5,193,622,551)	5,748,069,826
			Other Assets In Excess of Liabilities — 2.0%	116,362,889
			TOTAL NET ASSETS — 100.0%	$5,864,432,715

Schedule of Written Call Options – (0.0%)

CONTRACTS	DESCRIPTION	EXPIRATION DATE	STRIKE PRICE	VALUE
(12,965)	MetroPCS Communications Inc.	11/20/2010	$9.00	$(2,074,400)
	Total Written Call Options (Premiums Received — $1,360,127)			$(2,074,400)

Schedule of Written Put Options – (0.0%)

CONTRACTS	DESCRIPTION	EXPIRATION DATE	STRIKE PRICE	VALUE
(1,966)	Devon Energy Corp.	10/16/2010	$57.50	$(17,694)
(4,621)	Papa John’s International Inc.	10/16/2010	22.50	(46,210)
	Total Written Put Options (Premiums Received — $1,074,619)			$(63,904)

The IVA Worldwide Fund had the following forward foreign currency contracts open at September 30, 2010:

FOREIGN CURRENCY	COUNTERPARTY	SETTLEMENT DATE	LOCAL CURRENCY AMOUNT		USD EQUIVALENT	USD VALUE AT SEPTEMBER 30, 2010	NET UNREALIZED DEPRECIATION
Contracts to Sell:
British pound	State Street Bank & Trust Co.	12/13/2010	GBP	16,179,000	$25,194,612	$25,402,962	$(208,350)
Euro	State Street Bank & Trust Co.	12/13/2010	EUR	288,192,000	366,915,939	392,666,756	(25,750,817)
Japanese yen	State Street Bank & Trust Co.	12/13/2010	JPY	36,503,672,000	436,094,588	437,585,725	(1,491,137)
Swiss franc	State Street Bank & Trust Co.	12/13/2010	CHF	30,374,000	30,073,266	30,931,296	(858,030)
Net Unrealized Depreciation on Open Forward Foreign Currency Contracts							$(28,308,334)

See Notes to Financial Statements.

Schedule of Investments	IVA Funds

IVA Worldwide Fund
September 30, 2010

The IVA Worldwide Fund had the following futures contracts open at September 30, 2010:

	NUMBER OF CONTRACTS	EXPIRATION DATE	USD MARKET VALUE OF INSTRUMENTS UNDERLYING THE CONTRACTS	NET UNREALIZED DEPRECIATION
Contracts to Sell:
Japanese Government 10-Year Bonds	231	12/9/2010	$396,861,763	$(4,887,543)

Abbreviations used in this schedule:
 ADR—American Depositary Receipt
CHF—Swiss franc
EUR—euro
GBP—British pound
HKD—Hong Kong dollar
JPY—Japanese yen
SGD—Singapore dollar
USD—United States dollar

(a)	Non-income producing investment.
(b)	Security is an affiliate of the IVA Worldwide Fund as defined by the Investment Company Act of 1940. An affiliate is deemed as a company in which the IVA Worldwide Fund indirectly or directly has ownership of at least 5% of the company’s outstanding voting securities. See Schedule of Affiliates below for additional information.

Schedule of Affiliates

SECURITY	SHARES HELD AT SEPTEMBER 30, 2009	SHARES PURCHASED	SHARES HELD AT SEPTEMBER 30, 2010	VALUE AT SEPTEMBER 30, 2010	DIVIDEND INCOME*
Contango Oil & Gas Co.	—	1,206,290	1,206,290	$60,507,506	—
Miura Co., Ltd.	478,519	1,557,356	2,035,875	46,068,134	$621,880
Net 1 UEPS Technologies Inc.	—	2,433,660	2,433,660	28,133,110	—
Shoei Co., Ltd.	1,662,700	2,282,400	3,945,100	28,827,396	166,768
ValueClick Inc.	—	5,784,239	5,784,239	75,657,846	—
Total				$239,193,992	$788,648

*	Dividend amount net of withholding taxes.

(c)	All or a portion of this security is subject to written call option assignment which would result in the sale of the security at a strike price determined by the option contract.

(d)	Security is exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933 (the “1933 Act”). Any resale of these securities must generally be effected through a sale that is registered under the 1933 Act or otherwise exempted from such registration requirements.

(e)	Variable rate security. The interest rate shown reflects the rate currently in effect.

(f)	All or a portion of this security is held at the custodian as collateral for written put options. As of September 30, 2010, portfolio securities valued at $22,800,864 were segregated to cover collateral requirements.

See Notes to Financial Statements.

Schedule of Investments	IVA Funds

IVA Worldwide Fund
September 30, 2010

Sector/Industry Breakdown (As a Percent of Total Investments):

Technology	14.7%
Consumer Discretionary	14.4%
Consumer Staples	10.9%
Industrials	9.7%
Telecommunication Services	8.7%
Gold	6.3%
Energy	5.4%
Financials	4.6%
Holding Company	4.3%
Foreign Government Bonds	3.9%
Health Care	3.0%
Materials	2.1%
Real Estate	1.5%
Utilities	1.0%
Mining	0.2%
Short-Term Investments	9.3%
100.0%

See Notes to Financial Statements.

Schedule of Investments	IVA Funds

IVA International Fund
September 30, 2010

	SHARES	DESCRIPTION	VALUE
COMMON STOCKS – 64.5%

Argentina – 0.3%
	871	Nortel Inversora SA, Series ‘B’, ADR (a)	$20,913
	222,653	Telecom Argentina SA, ADR	4,715,790
			4,736,703

Australia – 0.5%
	3,138,430	Spotless Group Ltd.	7,280,276

Belgium – 0.4%
	62,116	Sofina SA	5,506,718

France – 15.5%
	89,129	Alten	2,888,785
	55,937	Bolloré	12,101,848
	89,870	Bureau Veritas SA	6,275,234
	70,740	Ciments Français SA	6,305,007
	17,985	Financière de l’Odet SA	7,568,724
	681,847	GDF Suez SA	24,409,409
	504	Groupe Crit	12,367
	94,700	Guyenne et Gascogne SA	10,069,785
	145,360	Legrand SA	4,916,401
	253,456	Publicis Groupe SA	12,038,055
	47,807	Robertet SA	6,843,807
	16,030	Séché Environnement SA	1,219,392
	182,918	Securidev SA (b)	5,598,200
	481,927	Sodexo	31,272,587
	3,430	Sucrière de Pithiviers-Le-Vieil SA	3,394,739
	405,440	Teleperformance	11,551,769
	750,810	Total SA, ADR	38,741,796
	942,389	Vivendi SA	25,758,478
			210,966,383

Germany – 0.9%
	883,457	Wirecard AG	12,031,687

Hong Kong – 0.6%
	14,482,030	Clear Media Ltd. (a)	8,473,990

India – 0.1%
	175,277	Patni Computer Systems Ltd.	1,617,807

Italy – 0.3%
	647,927	Gewiss S.p.A.	3,608,226

Japan – 25.1%
	482,000	Amada Co., Ltd.	3,302,635
	500,200	Ariake Japan Co., Ltd.	7,645,606
	1,110,300	Astellas Pharma Inc.	40,100,078
	12,500	The Bank of Okinawa, Ltd.	466,429
	129,700	Canon Inc.	6,051,527
	510,300	Cosel Co., Ltd.	6,143,406
	75,600	FANUC Ltd.	9,626,593

See Notes to Financial Statements.

Schedule of Investments	IVA Funds

IVA International Fund
September 30, 2010

	SHARES	DESCRIPTION	VALUE

Japan – 25.1% (continued)
	1,032,100	Hi Lex Corp.	$13,414,333
	207,747	Hitachi Tool Engineering Ltd.	2,384,064
	683,600	Icom Inc.	17,826,991
	138,500	Japan Petroleum Exploration Co., Ltd.	5,217,807
	623,000	Kanamoto Co., Ltd.	3,410,529
	4,022	KDDI Corp.	19,247,592
	587,940	Kose Corp.	13,958,997
	59,300	Kyocera Corp.	5,604,660
	9,540	Medikit Co., Ltd.	2,719,837
	174,500	Meitec Corp.	3,242,088
	515,900	Milbon Co., Ltd.	14,275,623
	822,397	Miura Co., Ltd.	18,609,343
	244,000	Nifco Inc.	5,860,326
	612,300	Nippon Thompson Co., Ltd.	4,144,100
	148,300	Nitto Kohki Co., Ltd.	3,819,418
	13,113	NTT DoCoMo, Inc.	21,834,056
	1,914	Okinawa Cellular Telephone Co.	3,893,115
	1,627	Pasona Group Inc.	1,145,994
	196,800	San-A Co., Ltd.	7,484,907
	858,000	Secom Co., Ltd.	38,747,724
	10,600	Secom Joshinetsu Co., Ltd.	267,920
	303,200	Shingakukai Co., Ltd.	918,898
	1,141,500	Shoei Co., Ltd.	8,341,100
	272,550	Shofu Inc.	2,383,343
	4,500	SK Kaken Co., Ltd.	132,607
	47,800	SMC Corp.	6,304,241
	4,010	So-net Entertainment Corp.	10,707,103
	559	Techno Medica Co., Ltd.	1,908,421
	2,161,800	Temp Holdings Co., Ltd.	19,706,873
	1,373,590	Toshiba Machine Co., Ltd.	4,738,787
	601,200	Yamato Holdings Co., Ltd.	7,273,742
			342,860,813

Malaysia – 3.3%
	1,494,400	Aeon Co. (M) Bhd	2,909,409
	37,842,100	Genting Malaysia Bhd	41,556,436
			44,465,845

Netherlands – 0.3%
	31,068	Hal Trust NV	3,508,984

Singapore – 1.1%
	2,126,150	Haw Par Corp. Ltd.	9,344,649
	6,772,000	Super Group Ltd.	5,664,360
			15,009,009

South Africa – 0.7%
	794,640	Net 1 UEPS Technologies Inc. (a)	9,186,038

See Notes to Financial Statements.

Schedule of Investments	IVA Funds

IVA International Fund
September 30, 2010

	SHARES	DESCRIPTION	VALUE

South Korea – 8.8%
	67,140	Fursys Inc.	$1,754,678
	895,800	Kangwon Land Inc.	19,483,306
	332,673	KT&G Corp.	19,839,302
	13,744	Lotte Chilsung Beverage Co., Ltd.	9,281,193
	10,450	Lotte Confectionery Co., Ltd.	12,253,146
	59,230	Nong Shim Co., Ltd.	11,323,955
	100,472	SK Holdings Co., Ltd.	10,441,510
	1,882,080	SK Telecom Co., Ltd., ADR	32,879,938
	16,290	SK Telecom Co., Ltd.	2,450,108
			119,707,136

Switzerland – 3.3%
	33,220	Affichage Holding SA (a)	5,037,175
	9,624	Banque Cantonale Vaudoise	4,931,241
	571,210	Nestlé SA	30,430,818
	7,850	Panalpina Welttransport (Holding) AG (a)	862,769
	37,554	Schindler Holding AG	4,028,079
			45,290,082

Taiwan – 0.5%
	4,081,000	Taiwan Secom Co., Ltd.	6,975,510

Thailand – 0.4%
	28,273,930	Thai Beverage Public Co., Ltd.	5,912,349

United Kingdom – 2.4%
	134,630	Diageo Plc, ADR	9,290,816
	942,140	Jardine Lloyd Thompson Group Plc	8,547,042
	3,879,990	Vodafone Group Plc	9,575,361
	207,570	Vodafone Group Plc, ADR	5,149,812
			32,563,031
		TOTAL COMMON STOCKS (Cost — $781,732,910)	879,700,587

	PRINCIPAL AMOUNT
CORPORATE NOTES & BONDS – 6.8%

Australia – 0.3%
	3,236,000	USD	FMG Finance Property, Ltd., 10.625% due 9/1/2016 (c)	4,000,505

France – 4.4%
	1,850,000	EUR	Ciments Français SA, 4.75% due 4/4/2017	2,570,801
	8,650,000	EUR	Imerys SA, 5% due 4/18/2017	12,058,299
			Lafarge SA:
	800,000	USD	6.5% due 7/15/2016	864,410
	3,500,000	EUR	5.375% due 6/26/2017	4,832,321
			Wendel:
	15,500,000	EUR	4.875% due 5/26/2016 (c)	19,651,253
	17,150,000	EUR	4.375% due 8/9/2017	20,632,623
				60,609,707

See Notes to Financial Statements.

Schedule of Investments	IVA Funds

IVA International Fund
September 30, 2010

	PRINCIPAL AMOUNT		DESCRIPTION	VALUE

Netherlands – 1.0%
	4,012,000	EUR	ASML Holding NV, 5.75% due 6/13/2017	$5,791,560
	5,183,000	EUR	UPC Holding BV, 8% due 11/1/2016 (c)	7,313,027
				13,104,587

United States – 1.1%
	3,840,000	USD	Global Crossing Ltd., 12% due 9/15/2015	4,358,400
	6,384,000	GBP	Global Crossing UK Finance Plc, 11.75% due 12/15/2014	10,429,767
				14,788,167
			TOTAL CORPORATE NOTES & BONDS (Cost — $77,397,859)	92,502,966

CONVERTIBLE BONDS – 0.5%

Switzerland – 0.5%
	7,335,000	CHF	Pargesa Holdings SA, 1.75% due 6/15/2014 (Cost — $5,459,199)	7,109,945

FOREIGN GOVERNMENT BONDS – 5.0%

Hong Kong – 1.3%
	126,950,000	HKD	Hong Kong Government Bond, 2.66% due 12/17/2012	17,135,292

Singapore – 3.7%
			Singapore Government Bond:
	27,052,000	SGD	3.125% due 2/1/2011	20,765,964
	38,010,000	SGD	2.25% due 7/1/2013	30,287,244
				51,053,208
			TOTAL FOREIGN GOVERNMENT BONDS (Cost — $64,677,523)	68,188,500

OUNCES
COMMODITIES – 6.0%
62,289	Gold Bullion (Cost — $64,361,985)	81,514,942

PRINCIPAL AMOUNT
SHORT-TERM INVESTMENTS – 15.0%

Commercial Paper – 14.3%
40,000,000	USD	Consolidated Edison, Inc., 0.32% due 10/1/2010 (c)	40,000,000
		GDF Suez SA:
7,000,000	USD	0.34% due 10/6/2010 (c)	6,999,669
30,000,000	USD	0.34% due 10/7/2010 (c)	29,998,300
7,000,000	USD	0.34% due 10/8/2010 (c)	6,999,537
22,500,000	USD	Hewlett Packard Co., 0.18% due 10/5/2010 (c)	22,499,550
		Nestlé Capital Corp.:
14,900,000	USD	0.08% due 10/1/2010 (c)	14,900,000
23,900,000	USD	0.07% due 10/4/2010 (c)	23,899,861

See Notes to Financial Statements.

Schedule of Investments	IVA Funds

IVA International Fund
September 30, 2010

	PRINCIPAL AMOUNT		DESCRIPTION	VALUE

Commercial Paper – 14.3% (continued)
	6,400,000	USD	Novartis Finance Corp., 0.17% due 10/4/2010 (c)	$6,399,909
	15,000,000	USD	Reed Elsevier Plc, 0.34% due 10/13/2010 (c)	14,998,300
	13,100,000	USD	United Parcel Service Inc., 0.07% due 10/4/2010 (c)	13,099,924
	15,000,000	USD	United Technologies Corp., 0.10% due 10/1/2010 (c)	15,000,000
				194,795,050

Treasury Bill – 0.7%

Canada – 0.7%
	9,634,000	CAD	Canada Treasury Bill, due 2/3/2011	9,332,124
			TOTAL SHORT-TERM INVESTMENTS (Cost — $203,965,389)	204,127,174
			TOTAL INVESTMENTS — 97.8% (Cost — $1,197,594,865)	1,333,144,114
			Other Assets In Excess of Liabilities — 2.2%	30,351,328
			TOTAL NET ASSETS — 100.0%	$1,363,495,442

The IVA International Fund had the following forward foreign currency contracts open at September 30, 2010:

FOREIGN CURRENCY	COUNTERPARTY	SETTLEMENT DATE	LOCAL CURRENCY AMOUNT		USD EQUIVALENT	USD VALUE AT SEPTEMBER 30, 2010	NET UNREALIZED DEPRECIATION
Contracts to Sell:
Australian dollar	State Street Bank & Trust Co.	12/13/2010	AUD	1,407,000	$1,272,350	$1,348,521	$(76,171)
British pound	State Street Bank & Trust Co.	12/13/2010	GBP	6,734,000	10,461,448	10,573,184	(111,736)
Euro	State Street Bank & Trust Co.	12/13/2010	EUR	78,273,000	99,770,346	106,648,363	(6,878,017)
Japanese yen	State Street Bank & Trust Co.	12/13/2010	JPY	11,505,853,000	137,428,902	137,925,769	(496,867)
Swiss franc	State Street Bank & Trust Co.	12/13/2010	CHF	6,997,000	6,927,723	7,125,380	(197,657)
Net Unrealized Depreciation on Open Forward Foreign Currency Contracts							$(7,760,448)

The IVA International Fund had the following futures contracts open at September 30, 2010:

	NUMBER OF CONTRACTS	EXPIRATION DATE	USD MARKET VALUE OF INSTRUMENTS UNDERLYING THE CONTRACTS	NET UNREALIZED DEPRECIATION
Contracts to Sell:
Japanese Government 10-Year Bonds	57	12/9/2010	$97,926,929	$(1,206,017)

See Notes to Financial Statements.

Schedule of Investments	IVA Funds

IVA International Fund
September 30, 2010

Abbreviations used in this schedule:
ADR—American Depositary Receipt
AUD—Australian dollar
CAD—Canadian dollar
CHF—Swiss franc
EUR—euro
GBP—British pound
HKD—Hong Kong dollar
JPY—Japanese yen
SGD—Singapore dollar
USD—United States dollar

(a)	Non-income producing investment.
(b)	Security is an affiliate of the IVA International Fund as defined by the Investment Company Act of 1940. An affiliate is deemed as a company in which the IVA International Fund indirectly or directly has ownership of at least 5% of the company’s outstanding voting securities. See Schedule of Affiliates below for additional Information.

Schedule of Affiliates

SECURITY	SHARES HELD AT SEPTEMBER 30, 2009	SHARES PURCHASED	SHARES HELD AT SEPTEMBER 30, 2010	VALUE AT SEPTEMBER 30, 2010	DIVIDEND INCOME*
Securidev SA	92,718	90,200	182,918	$5,598,200	$62,635

*Dividend amount net of withholding taxes.

(c)	Security is exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933 (the “1933 Act”). Any resale of these securities must generally be effected through a sale that is registered under the 1933 Act or otherwise exempted from such registration requirements.

Sector/Industry Breakdown (As a Percent of Total Investments):

Industrials	17.0%
Consumer Discretionary	13.0%
Consumer Staples	12.0%
Telecommunication Services	9.2%
Gold	6.1%
Technology	5.4%
Foreign Government Bonds	5.1%
Holding Company	4.0%
Health Care	3.6%
Energy	3.3%
Materials	2.0%
Utilities	1.8%
Financials	1.3%
Real Estate	0.6%
Mining	0.3%
Short-Term Investments	15.3%
Total Investments	100.0%

See Notes to Financial Statements.

Statements of Assets and Liabilities	IVA Funds

September 30, 2010

	IVA Worldwide Fund	IVA International Fund
Assets:
Long-term investments, at cost:
Non-affiliated investments	$4,418,781,770	$989,195,438
Affiliated investments	237,053,269	4,434,038
Short-term investments, at cost	537,787,512	203,965,389
Foreign currency, at cost	55,036,749	16,881,412
Foreign currency collateral for open futures contracts, at cost	6,793,934	1,651,291

Long-term investments, at value:
Non-affiliated investments	$4,971,088,322	$1,123,418,740
Affiliated investments	239,193,992	5,598,200
Short-term investments, at value	537,787,512	204,127,174
Foreign currency, at value	55,559,207	17,076,298
Foreign currency collateral for open futures contracts, at value	7,232,307	1,784,595
Cash	56,965	83,249
Receivable for Fund shares sold	61,380,135	12,312,760
Dividends and interest receivable	28,156,080	5,723,763
Receivable for investments sold	24,223,381	20,756,670
Prepaid expenses and other assets	131,838	28,535
Total assets	$5,924,809,739	$1,390,909,984

Liabilities:
Payable for investments purchased	$14,667,347	$16,357,804
Payable for Fund shares repurchased	3,847,633	722,633
Unrealized depreciation on open forward foreign currency contracts	28,308,334	7,760,448
Variation margin on open futures contracts	4,887,543	1,206,017
Written options (premiums received: $2,434,746 and $0)	2,138,304	—
Accrued investment advisory fees	4,121,260	959,954
Accrued distribution and service fees	1,191,937	89,239
Accrued expenses and other liabilities	1,214,666	318,447
Total liabilities	60,377,024	27,414,542
Net Assets	$5,864,432,715	$1,363,495,442
Net Assets Consist of:
Par value ($0.001 per share)	$366,066	$87,337
Additional paid-in-capital	5,146,953,609	1,194,323,261
Undistributed net investment income	43,877,886	4,086,921
Accumulated net realized gain on investments, written options, futures contracts, and foreign currency transactions	150,239,660	37,807,180
Unrealized appreciation from investments, written options, futures contracts and foreign currency translation	522,995,494	127,190,743
Net Assets	$5,864,432,715	$1,363,495,442
Net Asset Value Per Share:
Class A
Net assets	$1,931,624,844	$240,244,719
Shares outstanding	120,511,525	15,408,637
Net asset value per share	$16.03	$15.59
Maximum offering price per share (with a maximum initial sales charge of 5.00%)	$16.87	$16.41
Class C
Net assets	$1,055,144,254	$55,823,762
Shares outstanding	66,273,164	3,606,582
Net asset value per share	$15.92	$15.48
Class I
Net assets	$2,877,663,617	$1,067,426,961
Shares outstanding	179,280,920	68,322,058
Net asset value per share	$16.05	$15.62

See Notes to Financial Statements.

Statements of Operations	IVA Funds

For the Year Ended September 30, 2010

	IVA Worldwide Fund	IVA International Fund
Investment Income:
Interest	$59,692,335	$7,363,183
Dividends:
Non-affiliated investments	53,532,566	16,961,798
Affiliated investments	848,009	73,688
Less: Foreign taxes withheld	(5,650,294)	(1,835,323)
Total income	108,422,616	22,563,346
Expenses:
Investment advisory fees	35,916,981	7,945,053
Distribution and service fees:
Class A	3,253,826	426,192
Class C	6,989,750	374,624
Custody fees	1,831,995	714,269
Trustee fees	91,399	19,851
Other expenses	4,370,136	992,220
Reimbursement of expenses	—	305,199
Total expenses	52,454,087	10,777,408
Less: Fees waived	—	(8,506)
Net expenses	52,454,087	10,768,902
Net investment income	55,968,529	11,794,444
Net Realized and Change in Unrealized Gain (Loss) on Investments, Written Options, Futures Contracts and Foreign Currency:
Net realized gain (loss) on:
Investments	154,104,253	40,604,025
Written options	17,262,733	43,718
Futures contracts	(10,386,206)	(2,433,557)
Foreign currency transactions	8,264,924	(1,288,203)
Net realized gain	169,245,704	36,925,983
Net change in unrealized appreciation (depreciation) from:
Investments from:
Non-affiliated investments	262,361,321	65,785,877
Affiliated investments	97,762	731,890
Written options	(5,018,908)	(45,987)
Futures contracts	(4,609,890)	(1,145,414)
Foreign currency translation	(25,281,947)	(6,822,170)
Net change in unrealized appreciation	227,548,338	58,504,196
Net realized and change in unrealized gain on investments, written options, futures contracts and foreign currency	396,794,042	95,430,179
Increase in net assets resulting from operations	$452,762,571	$107,224,623

See Notes to Financial Statements.

Statements of Changes in Net Assets	IVA Funds

	IVA Worldwide Fund		IVA International Fund
	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009
Increase in Net Assets:
Net investment income	$55,968,529	$23,807,770	$11,794,444	$4,831,058
Net realized gain	169,245,704	36,297,971	36,925,983	7,085,646
Net change in unrealized appreciation	227,548,338	295,447,156	58,504,196	68,686,547
Increase in net assets resulting from operations	452,762,571	355,552,897	107,224,623	80,603,251
Distributions to Shareholders:
Net investment income:
Class A	(6,564,395)	(200,448)	(1,470,646)	(90,057)
Class C	(22,781)	(40,104)	(102,887)	(7,049)
Class I	(13,723,417)	(973,660)	(5,797,976)	(216,751)
Net realized gain on investments:
Class A	(22,505,579)	—	(2,489,243)	—
Class C	(11,898,004)	—	(481,678)	—
Class I	(35,315,997)	—	(8,097,105)	—
Decrease in net assets resulting from distributions	(90,030,173)	(1,214,212)	(18,439,535)	(313,857)
Capital Share Transactions:
Proceeds from shares sold	3,535,354,787	2,105,437,574	887,447,462	422,946,883
Reinvestment of distributions	65,991,699	1,173,649	13,844,530	268,407
Cost of shares repurchased	(462,672,913)	(97,923,164)	(110,104,373)	(19,981,949)
Increase in net assets from capital share transactions	3,138,673,573	2,008,688,059	791,187,619	403,233,341
Increase in net assets	$3,501,405,971	$2,363,026,744	$879,972,707	$483,522,735
Net Assets:
Beginning of year	$2,363,026,744	—	$483,522,735	—
End of year	$5,864,432,715	$2,363,026,744	$1,363,495,442	$483,522,735
Undistributed net investment income	$43,877,886	$6,858,697	$4,086,921	$2,823,340

See Notes to Financial Statements.

Financial Highlights	IVA Funds

IVA Worldwide Fund — Class A

For a share of each class of beneficial interest outstanding:

	Year Ended September 30, 2010	Year Ended September 30, 2009
Net asset value, beginning of year	$15.00	$12.00
Increase from investment operations:
Net investment income(a)	0.21	0.34
Net realized and unrealized gain(a)	1.27	2.70
Increase from investment operations	1.48	3.04
Decrease from distributions:
Net investment income	(0.10)	(0.04)
Net realized gain on investments	(0.35)	—
Decrease from distributions	(0.45)	(0.04)
Net asset value, end of year	$16.03	$15.00
Total return(b)	10.16%	25.39%
Ratios to average net assets:
Net operating expenses	1.31%	1.36%
Net investment income	1.41%	2.51%
Supplemental data:
Portfolio turnover rate	28.9%	54.8%
Net assets, end of year (000’s)	$1,931,625	$755,238

(a)	Calculated using average daily shares outstanding.
(b)	Total return assumes reinvestment of all distributions and does not reflect an initial sales charge.

See Notes to Financial Statements.

Financial Highlights	IVA Funds

IVA Worldwide Fund — Class C

For a share of each class of beneficial interest outstanding:

	Year Ended September 30, 2010		Year Ended September 30, 2009
Net asset value, beginning of year	$14.92		$12.00
Increase from investment operations:
Net investment income(a)	0.10		0.23
Net realized and unrealized gain(a)	1.25		2.71
Increase from investment operations	1.35		2.94
Decrease from distributions:
Net investment income	(0.00	)(b)	(0.02)
Net realized gain on investments	(0.35)		—
Decrease from distributions	(0.35)		(0.02)
Net asset value, end of year	$15.92		$14.92
Total return(c)	9.26%		24.51%
Ratios to average net assets:
Net operating expenses	2.06%		2.12%
Net investment income	0.67%		1.75%
Supplemental data:
Portfolio turnover rate	28.9%		54.8%
Net assets, end of year (000’s)	$1,055,144		$340,393

(a)	Calculated using average daily shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Total return assumes reinvestment of all distributions and does not reflect a contingent deferred sales charge.

See Notes to Financial Statements.

Financial Highlights	IVA Funds

IVA Worldwide Fund — Class I

For a share of each class of beneficial interest outstanding:

	Year Ended September 30, 2010	Year Ended September 30, 2009
Net asset value, beginning of year	$15.02	$12.00
Increase from investment operations:
Net investment income(a)	0.25	0.37
Net realized and unrealized gain(a)	1.27	2.69
Increase from investment operations	1.52	3.06
Decrease from distributions:
Net investment income	(0.14)	(0.04)
Net realized gain on investments	(0.35)	—
Decrease from distributions	(0.49)	(0.04)
Net asset value, end of year	$16.05	$15.02
Total return(b)	10.40%	25.62%
Ratios to average net assets:
Net operating expenses	1.06%	1.14%
Net investment income	1.65%	2.78%
Supplemental data:
Portfolio turnover rate	28.9%	54.8%
Net assets, end of year (000’s)	$2,877,664	$1,267,395

(a)	Calculated using average daily shares outstanding.
(b)	Total return assumes reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights	IVA Funds

IVA International Fund — Class A

For a share of each class of beneficial interest outstanding:

	Year Ended September 30, 2010	Year Ended September 30, 2009
Net asset value, beginning of year	$14.59	$12.00
Increase from investment operations:
Net investment income(a)	0.17	0.27
Net realized and unrealized gain(a)	1.25	2.36
Increase from investment operations	1.42	2.63
Decrease from distributions:
Net investment income	(0.16)	(0.04)
Net realized gain on investments	(0.26)	—
Decrease from distributions	(0.42)	(0.04)
Net asset value, end of year	$15.59	$14.59
Total return(b)	9.96%	21.96%
Ratios to average net assets:
Net operating expenses	1.39%	1.40%(c)
Net investment income	1.13%	2.14%(d)
Supplemental data:
Portfolio turnover rate	28.1%	46.6%
Net assets, end of year (000’s)	$240,245	$104,420

(a)	Calculated using average daily shares outstanding.
(b)	The total returns include the effect of certain contractual fee waivers and/or expense reimbursements. Total return assumes reinvestment of all distributions and does not reflect an initial sales charge.
(c)	Reflects certain contractual fee waivers and/or expense reimbursements (exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses) to limit the amount of total operating expenses to 1.40%. The ratio of expenses to average net assets without the effect of fee waivers and/or reimbursements is 1.55%.
(d)	The ratio of net investment income without the effect of certain contractual fee waivers and/or expense reimbursements is 1.99%.

See Notes to Financial Statements.

Financial Highlights	IVA Funds

IVA International Fund — Class C

For a share of each class of beneficial interest outstanding:

	Year Ended September 30, 2010	Year Ended September 30, 2009
Net asset value, beginning of year	$14.51	$12.00
Increase from investment operations:
Net investment income(a)	0.06	0.17
Net realized and unrealized gain(a)	1.23	2.36
Increase from investment operations	1.29	2.53
Decrease from distributions:
Net investment income	(0.06)	(0.02)
Net realized gain on investments	(0.26)	—
Decrease from distributions	(0.32)	(0.02)
Net asset value, end of year	$15.48	$14.51
Total return(b)	9.05%	21.10%
Ratios to average net assets:
Net operating expenses(c)	2.15%	2.15%
Net investment income(d)	0.41%	1.38%
Supplemental data:
Portfolio turnover rate	28.1%	46.6%
Net assets, end of year (000’s)	$55,824	$19,028

(a)	Calculated using average daily shares outstanding.
(b)	The total returns include the effect of certain contractual fee waivers and/or expense reimbursements. Total return assumes reinvestment of all distributions and does not reflect a contingent deferred sales charge.
(c)	Reflects certain contractual fee waivers and/or expense reimbursements (exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses) to limit the amount of total operating expenses to 2.15%. The ratio of expenses to average net assets without the effect of fee waivers and/or expense reimbursements is 2.17% and 2.49% for the years ended September 30, 2010 and 2009, respectively.
(d)	The ratio of net investment income to average net assets without the effect of certain contractual fee waivers and/or expense reimbursements is 0.38% and 1.04% for the years ended September 30, 2010 and 2009, respectively.

See Notes to Financial Statements.

Financial Highlights	IVA Funds

IVA International Fund — Class I

For a share of each class of beneficial interest outstanding:

	Year Ended September 30, 2010	Year Ended September 30, 2009
Net asset value, beginning of year	$14.62	$12.00
Increase from investment operations:
Net investment income(a)	0.21	0.31
Net realized and unrealized gain(a)	1.24	2.35
Increase from investment operations	1.45	2.66
Decrease from distributions:
Net investment income	(0.19)	(0.04)
Net realized gain on investments	(0.26)	—
Decrease from distributions	(0.45)	(0.04)
Net asset value, end of year	$15.62	$14.62
Total return(b)	10.19%	22.28%
Ratios to average net assets:
Net operating expenses	1.13%	1.15%(c)
Net investment income	1.44%	2.41%(d)
Supplemental data:
Portfolio turnover rate	28.1%	46.6%
Net assets, end of year (000’s)	$1,067,427	$360,075

(a)	Calculated using average daily shares outstanding.
(b)	The total returns include the effect of certain contractual fee waivers and/or expense reimbursements. Total return assumes reinvestment of all distributions.
(c)	Reflects certain contractual fee waivers and/or expense reimbursements (exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses) to limit the amount of total operating expenses to 1.15%. The ratio of expenses to average net assets without the effect of fee waivers and/or reimbursements is 1.28%.
(d)	The ratio of net investment income without the effect of certain contractual fee waivers and/or expense reimbursements is 2.28%.

See Notes to Financial Statements.

Notes to Financial Statements	IVA Funds

Note 1 – Organization and Significant Accounting Policies

IVA Fiduciary Trust (the “Trust”) consists of the IVA Worldwide Fund (the “Worldwide Fund”) and IVA International Fund (the “International Fund”) (each, a “Fund” and, together, the “Funds”). The Worldwide Fund and the International Fund are each an investment portfolio of the Trust, an open-end series management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and organized as a Massachusetts Business Trust. The Funds commenced investment operations on October 1, 2008. The Worldwide Fund seeks long-term growth of capital by investing in a range of securities and asset classes from markets around the world, including U.S. markets. The International Fund seeks long-term growth of capital by investing in a range of securities and asset classes from markets around the world.

The following are significant accounting policies followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Use of Estimates. Preparation of these financial statements in conformity with U.S. GAAP requires the Funds’ management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. Actual results could differ from these estimates.

Valuation of the Funds. The net asset value per share (“NAV”) of a Fund’s shares of a particular class is calculated each day that the New York Stock Exchange (“NYSE”) is open.

Equity securities are generally valued at the official closing price or the last sale price on the exchange or over-the-counter market that is the primary market for such securities. If no sales or closing prices are reported during the day, equity securities are generally valued at the mean of the last available bid and asked quotations on the exchange or market on which the security is primarily traded, or using other market information obtained from a quotation reporting system, established market makers, or pricing services. If there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long and short positions, respectively.

Exchange-traded options are generally valued at the mean of the bid and asked quotations on the exchange at closing. Exchange-traded options may also be valued at the NBBO (National Best Bid and Offer from participant exchanges) reported by the Options Price Reporting Authority. Over-the-counter options not traded on an exchange are valued at the mean of the bid and asked quotations. If there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short options, respectively.

Precious metals are valued at the spot price at the time trading on the NYSE closes (normally 4:00 p.m. E.S.T.).

Debt securities (except for short-term investments as described below) for which market quotations are readily available are valued at the mean between the last bid and asked prices received from dealers in the over-the-counter market in the U.S. or abroad, except that when no asked price is available, debt securities are valued at the last bid price alone. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value.

Forward foreign currency contracts are valued at the current cost of offsetting such contracts.

Futures contracts are valued daily at the official settlement price determined by the exchange on which they are traded.

The Board of Trustees (the “Board”) has established a Pricing and Fair Valuation Committee (the “Committee”) comprised of Officers of International Value Advisers, LLC (the “Adviser”) to which it has delegated the responsibility for overseeing the implementation of the Funds’ valuation procedures and fair value determinations made on behalf of the Board. The Committee may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Committee may determine that there has been a significant decrease in the volume and level of activity for an asset or liability whereby transactions or quoted prices may not be determinative of fair value. The Committee may determine the fair value of investments based on information provided by pricing services and other third parties, including broker-dealers and other market intermediaries, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. For securities that do not trade during NYSE hours, fair valuation determinations are based on analyses of market movements after the close of those securities’ primary markets, and include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. Fair value pricing may require subjective determinations about the value of an asset or liability. Fair values used to determine the Funds’ NAVs may differ from quoted or published prices, or from prices that are used by others, for the same investments. The use of fair value pricing may not always result in adjustments to the prices of securities or other assets or liabilities held by the Funds.

Notes to Financial Statements	IVA Funds

Fair Value Measurement. The Funds adhere to Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 820-10-65 (“ASC 820-10-65”), Fair Value Measurements and Disclosures. ASC 820-10-65 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Funds’ assets and liabilities, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar or identical investments, interest rates, prepayment speeds, credit risk, other observable market data, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The following is a summary of the inputs used in valuing the Worldwide Fund’s assets and liabilities at fair value:

ASSETS	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks(a):
Foreign	$2,205,681,090	—	—	$2,205,681,090
United States	1,602,482,223	—	—	1,602,482,223
Corporate notes & bonds(a)	—	$756,153,096	—	756,153,096
Convertible bonds(a)	—	30,867,921	—	30,867,921
Commercial mortgage backed securities	—	26,051,003	—	26,051,003
Foreign government bonds(a)	—	225,654,423	—	225,654,423
Commodities	363,392,558	—	—	363,392,558
Short-term investments(a)	—	537,787,512	—	537,787,512
Total assets	$4,171,555,871	$1,576,513,955	—	$5,748,069,826
LIABILITIES
Written options	$(2,138,304)	—	—	$(2,138,304)
Unrealized depreciation on open forward foreign currency contracts	—	$(28,308,334)	—	(28,308,334)
Unrealized depreciation on open futures contracts	(4,887,543)	—	—	(4,887,543)
Total liabilities	$(7,025,847)	$(28,308,334)	—	$(35,334,181)

(a)	See Schedule of Investments for additional detailed categorization.

Notes to Financial Statements	IVA Funds

The following is a summary of the inputs used in valuing the International Fund’s assets and liabilities at fair value:

ASSETS	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks(a):
Foreign	$879,700,587	—	—	$879,700,587
Corporate notes & bonds(a)	—	$92,502,966	—	92,502,966
Convertible bonds(a)	—	7,109,945	—	7,109,945
Foreign government bonds(a)	—	68,188,500	—	68,188,500
Commodities	81,514,942	—	—	81,514,942
Short-term investments(a)	—	204,127,174	—	204,127,174
Total assets	$961,215,529	$371,928,585	—	$1,333,144,114
LIABILITIES
Unrealized depreciation on open forward foreign currency contracts	—	$(7,760,448)	—	$(7,760,448)
Unrealized depreciation on open futures contracts	$(1,206,017)	—	—	(1,206,017)
Total liabilities	$(1,206,017)	$(7,760,448)	—	$(8,966,465)

(a)	See Schedule of Investments for additional detailed categorization.

For the year ended September 30, 2010, the Funds had no significant assets or liabilities transferred between levels of the fair value hierarchy.

Portfolio Transactions and Investment Income. Portfolio transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses on investment transactions are determined by the specific identification method.

Class Allocation. Investment income, realized and unrealized gains and losses, and Fund expenses and expense reductions, if any, are allocated daily to the various classes of each Fund pro rata on the basis of relative net assets. Each class bears certain expenses unique to that class. Differences in class-level expenses may result in payment of different per share dividends by each share class.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Accordingly, the nature of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Federal and Other Taxes. It is each Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, each Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds’ financial statements.

The Funds adhere to the provisions of the FASB Accounting Standards Codification 740-10 (“ASC 740-10”), Accounting for Uncertainty in Income Taxes. This standard defines the threshold for recognizing tax positions in the financial statements as “more-likely-than-not” to be sustained by the applicable taxing authority and requires measurement of a tax position meeting the “more-likely-than-not” criterion, based on the largest benefit that is more than fifty percent realized. Management has analyzed each Fund’s tax positions taken on federal and state tax returns for all open tax years (current and 2009) and determined that no provision for income tax would be required in the Funds’ financial statements.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Foreign Currency Translation. Portfolio securities and other assets initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. The value of any investment that is listed or traded on more than one exchange is based on the exchange or market determined by the Adviser to be the primary trading venue for that investment. A quotation from the exchange or market deemed by the Adviser to be the secondary trading venue for a particular investment may be relied upon in instances where a quotation is not available on the primary exchange or market.

Notes to Financial Statements	IVA Funds

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Forward Foreign Currency Contracts. Each Fund engages in buying and selling forward foreign currency contracts to seek to manage the exposure of investments denominated in non-U.S. currencies against fluctuations in relative value or to generate income or gains. A forward foreign currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, at a price set at the time of the contract.

Options Transactions. During the year ended September 30, 2010 each Fund wrote covered puts and/or covered calls on equity securities. Each Fund may write call options to seek to enhance investment return or to hedge against declines in the prices of portfolio securities or may write put options to hedge against increases in the prices of securities which it intends to purchase. A call option is covered if a Fund holds, on a share-for-share basis, either the underlying shares or a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written (or greater than the exercise price of the call written if the difference is maintained by a Fund in cash, treasury bills or other high grade short-term obligations in a segregated account with its custodian). A put option is covered if a Fund maintains cash, treasury bills or other high grade short-term obligations with a value equal to the exercise price in a segregated account with its custodian, or holds on a share-for-share basis a put on the same equity security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written, or lower than the exercise price of the put written if the difference is maintained in a segregated account with its custodian.

Premiums received for writing options that expire unexercised are recognized on the expiration date as realized gains. If an option is exercised, the premium received is subtracted from the cost of the purchase or added to the proceeds of the sale to determine whether the Fund has realized a gain or loss on the put or call. When a Fund enters into a closing transaction, the Fund will realize a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium received.

Futures Contracts. Each Fund uses interest rate futures contracts to hedge against the effect of interest rate fluctuations on foreign securities and/or foreign exchange rates. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its futures commission merchant a specified amount of liquid assets (“initial margin”). The initial margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn taxable interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day, a Fund may pay or receive cash, as necessary, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired in computing the daily NAVs. Each Fund marks to market its open futures positions.

Foreign Investment Risk. Each Fund invests in foreign investments. Foreign investments can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. Since foreign exchanges may be open on days when a Fund does not price its shares, the value of the investments in such Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Indemnification. Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. The Funds have a variety of indemnification obligations under contracts with their service providers. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Notes to Financial Statements	IVA Funds

Note 2 – Investment Advisory Agreement and Distribution Agreement

International Value Advisers, LLC is the investment adviser of the Funds (the “Adviser”). The Adviser’s primary business is to provide a variety of investment management services to investment vehicles, including the Funds. The Adviser is responsible for all business activities and oversight of the investment decisions made for the Funds.

In return for providing investment advisory services to the Funds, each Fund pays the Adviser an investment advisory fee, calculated daily and paid monthly, at an annual rate of 0.90% of each Fund’s average daily net assets.

The Adviser has contractually agreed to waive fees and/or reimburse expenses (exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses) to limit the amount of each Fund’s total annual operating expenses to 1.40%, 2.15% and 1.15% of each Fund’s average daily net assets for Class A, Class C and Class I shares, respectively. This agreement is currently in effect through January 31, 2011, when it will be re-evaluated. For the year ended September 30, 2010, the International Fund was reimbursed for expenses in the amount of $8,506.

The Adviser will be permitted to recapture, on a class by class basis, expenses it has borne through the undertakings described above to the extent that the Funds’ expenses in later periods fall below the annual rates set forth in the relevant undertaking. The Board must approve any recoupment payment made to the Adviser. The Funds will not be obligated to pay any such deferred fees and expenses more than one year after the end of the fiscal year in which the fee and expense was deferred. Reimbursement of expenses for the year ended September 30, 2010 are disclosed in the Statements of Operations.

IVA Funds Distributors, LLC, a direct subsidiary of Foreside Distributors, LLC, serves as the Funds’ sole and exclusive distributor.

The Funds have adopted Distribution and Services Plans (“12b-1 Plans”), pursuant to Rule 12b-1 under the 1940 Act. Under those 12b-1 Plans, the Funds pay a distribution fee with respect to Class A and C shares calculated at the annual rate of 0.25% and 0.75% of the average daily net assets of each respective class. The Funds also pay a service fee with respect to Class C shares calculated at the annual rate of 0.25% of the average daily net assets. Class I shares do not participate in 12b-1 Plans. Fees paid under the 12b-1 Plans for the year ended September 30, 2010 are disclosed in the Statements of Operations.

There is a maximum initial sales charge of 5.00% for Class A shares. Class A shares may be subject to a contingent deferred sales charge (“CDSC”) of 0.75% if $1,000,000 or more of Class A shares were initially purchased, a “finder’s fee” was paid to the dealer of record, and the Class A shares were subsequently redeemed within 18 months.

Class C shares may be subject to a CDSC of 1.00% if shares are redeemed within the first 12 months after purchase.

Note 3 – Investments

For the year ended September 30, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

	Worldwide Fund	International Fund
Purchases	$4,050,967,178	$863,413,081
Sales	$944,074,701	$207,082,682

The cost basis of investments for federal income tax purposes is substantially similar to the cost basis under U.S. GAAP. The following information is presented on a federal tax basis as of September 30, 2010.

	Worldwide Fund	International Fund
Cost basis of investments	$5,208,225,864	$1,206,587,494
Gross unrealized appreciation	$588,713,391	$138,981,627
Gross unrealized depreciation	(48,869,429)	(12,425,007)
Net unrealized appreciation	$539,843,962	$126,556,620

Notes to Financial Statements	IVA Funds

For the year ended September 30, 2010, written options transactions for each Fund were as follows:

Worldwide Fund

	Number of Contracts	Premiums
Written Options, outstanding September 30, 2009	(127,934)	$(13,306,147)
Options written	(222,938)	(21,824,366)
Options exercised	131,146	15,433,034
Options expired	200,174	17,262,733
Written Options, outstanding September 30, 2010	(19,552)	$(2,434,746)

International Fund

	Number of Contracts	Premiums
Written Options, outstanding September 30, 2009	(1,707)	$(201,437)
Options written	(930)	(136,710)
Options exercised	2,122	294,428
Options expired	515	43,719
Written Options, outstanding September 30, 2010	—	—

Note 4 – Derivative Instruments and Hedging Activities

The Funds enter into transactions involving derivative financial instruments in connection with their investing activities. For the year ended September 30, 2010, these instruments included futures, written call and put options and forward foreign currency contracts. These instruments are subject to various risks similar to non-derivative instruments including market, credit and liquidity risk.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, derivative instruments expose a Fund to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, a Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, a Fund will succeed in enforcing them. For the year ended September 30, 2010, the Funds had exposure to OTC derivatives.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract, movements in foreign investment security values and changes in interest rates.

Options transactions involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. Price fluctuation on underlying equity or debt securities and on market indices may cause the written put or call options to be assigned on unfavorable terms to the Funds. Written put options involve elements of liquidity risk if a Fund is unable to enter into a closing transaction due to there being a lack of market makers for a particular equity or debt security. Counterparty risk associated with pledged collateral to the executing counterparty is limited to the extent that the pledged collateral is held at the Funds’ custodian. Pledged cash collateral is subject to counterparty risk at the Funds’ custodian.

Futures transactions involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. A sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the futures contracts and in the securities positions covering those contracts. In addition, there are significant differences between securities markets and futures markets that could result in an imperfect correlation between the markets. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments held by a Fund and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers.

Notes to Financial Statements	IVA Funds

The Funds adhere to FASB Accounting Standards Codification 815-10-50 (“ASC 815-10-50”), Derivative Instruments and Hedging Activities. ASC 815-10-50 requires enhanced disclosure about an entity’s derivative and hedging activities, including how such activities are accounted for and their effect on a Fund’s financial positions, performance and cash flow.

The following summary for each Fund is grouped by risk-type that provides information about the fair value and location of derivatives within the Statements of Assets and Liabilities at September 30, 2010.

Worldwide Fund

	Liability Derivatives
Risk-Type Category	Statements of Assets and Liabilities Location	Fair Value
Interest rate contracts	Variation margin on open futures contracts	$ 4,887,543
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	28,308,334
Equity contracts	Written option contracts	2,138,304
Total		$ 35,334,181

International Fund

Liability Derivatives
Risk-Type Category	Statements of Assets and Liabilities Location	Fair Value
Interest rate contracts	Variation margin on open futures contracts	$ 1,206,017
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	7,760,448
Total		$ 8,966,465

The following is a summary for each Fund grouped by risk-type that provides information about the effect of derivatives and hedging activities on the Funds’ Statements of Operations for the year ended September 30, 2010.

Worldwide Fund

Risk-Type Category	Derivative Instrument	Realized Gain (Loss)	Change in Unrealized Depreciation
Interest rate contracts	Futures Contracts	$(10,386,206)	$(4,609,890)
Foreign exchange contracts	Forward foreign currency contracts	5,674,487	(26,281,137)
Equity contracts	Written option contracts	17,262,733	(5,018,908)
Total		$12,551,014	$(35,909,935)

International Fund

Risk-Type Category	Derivative Instrument	Realized Gain (Loss)	Change in Unrealized Depreciation
Interest rate contracts	Futures Contracts	$(2,433,557)	$(1,145,414)
Foreign exchange contracts	Forward foreign currency contracts	(2,207,910)	(7,257,080)
Equity contracts	Written option contracts	43,718	(45,987)
Total		$(4,597,749)	$(8,448,481)

Notes to Financial Statements	IVA Funds

For the year ended September 30, 2010, the Worldwide Fund had average notional values of $277,617,753, $129,283,438, $17,954,438 and $634,780,440 in open futures contracts to sell, written options, open forward foreign currency contracts to buy and open forward foreign currency contracts to sell, respectively.

For the year ended September 30, 2010, the International Fund had average notional values of $66,401,258, $1,124,269, $5,452,773 and $160,388,185 in open futures contracts to sell, written options, open forward foreign currency contracts to buy and open forward foreign currency contracts to sell, respectively.

Note 5 – Shares of Beneficial Interest

At September 30, 2010, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Funds have the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

Transactions in shares of each class of each Fund were as follows:

Worldwide Fund

	Year Ended September 30, 2010		Year Ended September 30, 2009
	Shares	Amount	Shares	Amount
Class A
Shares sold	77,795,520	$1,174,278,323	52,567,136	$672,676,153
Shares reinvested	1,507,532	22,236,101	15,623	185,761
Shares repurchased	(9,130,177)	(137,632,053)	(2,244,109)	(28,548,281)
Net Increase	70,172,875	$1,058,882,371	50,338,650	$644,313,633
Class C
Shares sold	45,884,824	$688,917,256	23,137,193	$299,570,502
Shares reinvested	455,739	6,717,583	3,320	39,476
Shares repurchased	(2,889,049)	(43,552,962)	(318,863)	(4,336,753)
Net Increase	43,451,514	$652,081,877	22,821,650	$295,273,225
Class I
Shares sold	110,932,221	$1,672,159,208	89,425,428	$1,133,190,919
Shares reinvested	2,512,755	37,038,015	79,766	948,412
Shares repurchased	(18,529,994)	(281,487,898)	(5,139,256)	(65,038,130)
Net Increase	94,914,982	$1,427,709,325	84,365,938	$1,069,101,201

International Fund

	Year Ended September 30, 2010		Year Ended September 30, 2009
	Shares	Amount	Shares	Amount
Class A
Shares sold	11,307,887	$165,856,850	7,639,240	$93,054,104
Shares reinvested	249,054	3,581,392	6,177	73,135
Shares repurchased	(3,303,420)	(48,246,554)	(490,301)	(5,910,672)
Net Increase	8,253,521	$121,191,688	7,155,116	$87,216,567

Notes to Financial Statements	IVA Funds

Class C
Shares sold	2,504,713	$36,434,960	1,375,144	$16,968,602
Shares reinvested	30,009	430,928	570	6,753
Shares repurchased	(239,931)	(3,491,252)	(63,923)	(803,732)
Net Increase	2,294,791	$33,374,636	1,311,791	$16,171,623
Class I
Shares sold	47,025,199	$685,155,652	25,719,894	$312,924,177
Shares reinvested	683,742	9,832,210	15,922	188,519
Shares repurchased	(4,011,301)	(58,366,567)	(1,111,398)	(13,267,545)
Net Increase	43,697,640	$636,621,295	24,624,418	$299,845,151

Redemption Fees. The Funds impose a redemption fee of 2% of the total redemption amount on the Funds’ shares redeemed within 30 days of buying them or acquiring them by exchange. The purpose of the redemption fees is to deter excessive, short-term trading and other abusive trading practices, and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs.

Note 6 – Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended September 30, 2010 was as follows:

	Worldwide Fund	International Fund
Distributions Paid From:
Ordinary income	$90,030,173	$18,439,535

As of September 30, 2010, the components of accumulated earnings on a tax basis were as follows:

	Worldwide Fund	International Fund
Undistributed net investment income	$105,056,069	$25,595,591
Undistributed realized gains	75,517,070	17,663,871
Other book/tax temporary differences(a)	(204,073)	(148,242)
Unrealized appreciation(b)	536,743,974	125,973,624
Total accumulated earnings	$717,113,040	$169,084,844

(a)	Other book/tax temporary differences are attributable primarily to the tax treatment of offering costs.
(b)	The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the treatment of passive foreign investment companies and forward foreign currency contracts and the tax deferral of losses on wash sales.

Reclassification. U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. For the fiscal year ended September 30, 2010, the following reclassifications have been made:

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Worldwide Fund	$1,361,253	$(1,361,253)
International Fund	$(3,159,354)	$3,159,354

Report of Independent Registered Public Accounting Firm	IVA Funds

The Board of Trustees and Shareholders of
IVA Fiduciary Trust:

We have audited the accompanying statements of assets and liabilities of IVA Worldwide Fund and IVA International Fund (the “Funds“) (two of the Funds comprising IVA Fiduciary Trust), including the schedules of investments, as of September 30, 2010, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of September 30, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of IVA Worldwide Fund and IVA International Fund of IVA Fiduciary Trust at September 30, 2010, the results of their operations for the year then ended, and the changes in their net assets and financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

November 18, 2010

Trustees and Officers (unaudited)	IVA Funds

The business and affairs of each Fund are managed under the direction of its Board. The Board approves all significant agreements between a Fund and the persons or companies that furnish services to a Fund, including agreements with its distributor, investment manager, administrator, custodian and transfer agent. The day-to-day operations of the Funds are delegated to the Funds’ investment manager and administrator. The name, address, age and principal occupations for the past five years of the Trustees and officers of the Trust are listed below, along with the number of portfolios in the Fund complex overseen by and the other directorships held by each Trustee.

Independent Trustees(a)

Name, Age and Address	Position(s) Held with the Trust	Term of Office(b) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships / Trusteeships Held by Trustee

Adele R. Wailand born February 1949 645 Madison Avenue New York, New York 10022	Trustee and Chair of the Board of Trustees	since August 2008	Vice President, General Counsel & Corporate Secretary, Case, Pomeroy & Company, Inc.	2	Director of various wholly owned subsidiaries of Case, Pomeroy & Company, Inc. Director, Shaker Museum & Library (not-for-profit)

Manu Bammi born August 1962 645 Madison Avenue New York, New York 10022	Trustee	since August 2008	Founder & CEO Smart Analyst, Inc.	2	None.

Ronald S. Gutstein born August 1971 645 Madison Avenue New York, New York 10022	Trustee	since September 2008	Institutional Trader and Market Maker, Access Securities	2	None.

(a)	Trustees who are not “interested persons” of the Trust as defined in the 1940 Act.
(b)	Each Trustee serves until resignation or removal from the Board of Trustees.

Trustees and Officers (unaudited)	IVA Funds

Interested Trustee

Name, Age and Address	Position(s) Held with the Trust	Term of Office(a) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee

Michael W. Malafronte (b) born June 1974 645 Madison Avenue New York, New York 10022	President and Trustee	since August 2008	CEO and Research Analyst, International Value Advisers, LLC (2007-present); Senior Research Analyst, Arnhold and S. Bleichroeder Advisers, LLC (2005-2007); Portfolio Manager, Oppenheimer & Close (prior to 2005)	2

(a)	Each Trustee serves until resignation or removal from the Board of Trustees.
(b)	Mr. Malafronte is considered an interested trustee due to his position as Chief Executive Officer of the Adviser.

Officers

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served(a)	Principal Occupation(s) During Past 5 Years

Shanda Scibilia born August 1971 645 Madison Avenue New York, New York 10022	Chief Compliance Officer and Secretary	since August 2008	Chief Operating Officer, International Value Advisers, LLC (February 2008-present); acting Chief Operating Officer and head of compliance, Oppenheimer & Close (prior to February 2008)

Stefanie J. Hempstead born July 1973 645 Madison Avenue New York, New York 10022	Treasurer	since August 2008
Chief Financial Officer, International Value Advisers, LLC (March 2008-present); Senior Vice President, Arnhold and S. Bleichroeder Advisers, LLC (prior to March 2008); Vice President, ASB Securities LLC (prior to March 2008); Vice President and Treasurer, First Eagle Funds and First Eagle Variable Funds (prior to March 2008)

Christopher Hine born February 1978 645 Madison Avenue New York, New York 10022	Assistant Treasurer	since May 2010
Director of Accounting, International Value Advisers, LLC (January 2009-present); Manager, Citco Fund Services (2008); Assistant Vice President, Arnhold and S. Bleichroeder Advisers, LLC (prior to January 2008)

(a)	The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust, although various positions may have been held during the period.

Additional Information (unaudited)	IVA Funds

Board Approval of Investment Advisory Agreement. At telephonic and in-person meetings held on May 12, 2010 and May 17, 2010, respectively, the Board of Trustees of the Trust (the “Board”), including all of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”) discussed the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Funds, and International Value Advisers, LLC (the “Adviser”).

To assist the Board in its evaluation of the Agreement, the Independent Trustees received comprehensive written materials and other information, in adequate time in advance of the meeting, which outlined, among other matters, (i) information confirming the financial condition of the Adviser and the Adviser’s profitability derived from its relationship with each Fund, (ii) a description of the personnel and services provided by the Adviser, (iii) information on compliance matters; (iv) comparative information on investment performance of the Funds, and (v) information regarding brokerage and portfolio transactions of the Funds. The Independent Trustees also received information prepared independently by Lipper Inc. (“Lipper”) containing detailed contractual management fee, expense ratio and performance comparisons for each Fund with other mutual funds in their “peer group” and “universe” as determined by the Lipper methodology and a memorandum prepared by Sidley Austin LLP, Independent Trustees counsel, outlining the legal duties of the Independent Trustees in evaluating investment advisory arrangements.

In considering factors relating to the approval of the continuance of the Agreement, the Independent Trustees noted that Sidley Austin LLP had provided the Independent Trustees with assistance and advice. The Independent Trustees also took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, shareholder services, distribution fees and expenses, regulatory compliance and other services provided to each Fund. The Independent Trustees also considered other matters they deemed important to the approval process, such as allocation of Fund brokerage commissions, and other direct and indirect benefits to the Adviser from its relationship with the Funds. The Independent Trustees noted that the Board met throughout the year with the portfolio managers of the Funds. The Independent Trustees, in their deliberations, recognized that for many of the Funds’ shareholders, the decision to purchase Fund shares included a decision to select the Adviser as the investment adviser for their investments and that there was a strong association in the minds of Fund shareholders between the Adviser and each Fund.

The Independent Trustees noted that with respect to the Agreement, although it related to both Funds, the Independent Trustees had considered each Fund separately. Among other factors, the Trustees noted that they considered the following:

The nature, extent and quality of services provided by the Adviser: The Independent Trustees reviewed the services that the Adviser provides to each Fund, including, but not limited to, making the day-to-day investment decisions for each Fund, and generally managing each Fund’s investments in accordance with the stated policies of the Fund. The Independent Trustees noted that throughout the year they discussed with officers and portfolio managers of the Funds the types of transactions that were being done on behalf of each Fund. Additionally, the Independent Trustees took into account the services provided by the Adviser to its other accounts that have investment mandates similar to the Funds. In particular, they noted the greater level of portfolio management, compliance and administrative oversight services required for the Funds, mutual funds registered under the Investment Company Act of 1940, as compared to the Adviser’s institutional accounts. The Independent Trustees also considered the education, background and experience of the Adviser’s personnel, noting in particular that the favorable history and reputation of the portfolio managers for the Funds have had, and are likely to continue to have, a favorable impact on the Funds. In this regard, the significant growth of the Funds during the period since inception was noted. The Independent Trustees additionally noted the Adviser’s ability to attract quality and experienced personnel. The Independent Trustees noted they also considered the administrative services provided by the Adviser, including compliance and accounting services, and oversight of third party service providers. After considering the above factors, the Independent Trustees concluded that the nature, quality and extent of services provided by the Adviser are adequate and appropriate and would continue to be suitable for each Fund.

Investment performance of each Fund and the Adviser: The Independent Trustees considered the investment performance of each Fund compared to the Lipper peer funds, the Lipper universe funds, the peer funds selected by the Adviser and the relevant benchmark index. The Independent Trustees noted that the Funds only had been in operation since October 1, 2008, and that this was a relatively short period of time to evaluate performance. The Independent Trustees also noted the extreme volatility in the markets during the period since the Funds commenced operations. It was noted that the Lipper material only presented performance information for the year ended December 31, 2009. It was noted that, for the one year ended December 31, 2009, both the IVA Worldwide Fund and the IVA International Fund performed below the median of the Lipper peer group and Lipper universe funds, as well as the peer funds selected by the Adviser. Since inception through March 31, 2010, however, the Independent Trustees noted that the performance of the IVA Worldwide Fund and the IVA International Fund exceeded the median of the peer funds selected by the Adviser as well as the performance of each Fund’s benchmark index (the MSCI All Country World Index in the case of the IVA Worldwide Fund and the MSCI All Country World Ex-U.S. Index in the case of the IVA International Fund). The Independent Trustees considered the performance of the Funds in light of their investment approach,

Additional Information (unaudited)	IVA Funds

asset allocation, including current holdings of cash, and the overall financial market conditions. The Independent Trustees determined that each Fund’s performance, in light of all the considerations noted above, was satisfactory. The Independent Trustees determined that the Adviser continued to be an appropriate investment adviser for each Fund and concluded that each Fund’s performance supported the renewal of the Agreement.

Cost of the services provided and profits realized by the Adviser from its relationship with each Fund: The Independent Trustees considered the investment advisory fee payable by each Fund as well as total expense ratios. The Independent Trustees considered each Fund’s contractual management fee at common asset levels compared to the comparable Lipper funds. It was noted that the IVA Worldwide Fund’s advisory fee was slightly above the median and that IVA International Fund’s advisory fee was slightly below the median for the Lipper peer funds. The Independent Trustees also noted that the IVA Worldwide Fund’s actual total expense ratio was slightly higher than the median of the Lipper peer funds and lower than the median of the Lipper universe funds, and that the IVA International Fund’s actual total expense ratio was lower than the median of the Lipper peer and universe funds. The Independent Trustees noted that the total expense ratios for each Fund have continued to decline. The Independent Trustees concluded that, in light of market conditions, each Fund’s current expense structure is satisfactory.

The Independent Trustees also reviewed information regarding the profitability to the Adviser as a result of its relationship with each Fund. The Independent Trustees considered the level of the Adviser’s profits and whether the profits were reasonable. The Independent Trustees took into consideration other benefits to be derived by the Adviser in connection with the Agreement. Since the Adviser has no affiliates with business relationships with the Funds, the Independent Trustees noted that the Adviser receives no additional revenues from providing other services to the Funds. Moreover, the Independent Trustees noted that the Adviser’s interests are well-aligned with the Funds’ shareholders in the efficient management of the services and costs of the third-party service providers to the Funds. In addition, it was noted that the Adviser has no soft dollar arrangements which might offset expenses the Adviser would otherwise incur. Since the Adviser and the Funds had only recently commenced operations, the Independent Trustees considered the entrepreneurial risk and financial exposure assumed by the Adviser in developing and managing the Funds. They noted that the development and management of the Funds requires a high degree of knowledge, sophistication and judgment and potentially subjected the Adviser to substantial financial exposure. In this regard, the Independent Trustees noted in particular that the Adviser had contractually agreed to waive fees and/or reimburse expenses to limit the total operating expense ratio of each Fund. The Independent Trustees concluded that the profits realized by the Adviser from its relationship with each Fund were reasonable and consistent with fiduciary duties.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale: The Independent Trustees considered whether there have been economies of scale in respect to the management of each Fund, whether each Fund appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The Independent Trustees noted, as discussed above, that the Adviser had contractually agreed to waive fees and/or reimburse expenses in order to maintain operating expense ratios at competitive levels and acknowledged the Adviser’s intention, even though both Funds are currently operating at expense ratios below the expense limitation levels, to continue this expense limitation practice. The Independent Trustees noted that the total expense ratio of each Fund has continued to decline since the Funds commenced operations. The Independent Trustees concluded that the current fee structure for each Fund was reasonable, that shareholders sufficiently participated in economies of scale at the present time at current asset levels and that no changes were currently necessary.

Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: The Independent Trustees compared the services rendered and the fees paid under the Agreement with those under other investment management contracts of other investment advisers managing funds deemed comparable. The Independent Trustees also considered the services rendered and fees paid under the Agreement as compared to the Adviser’s other management contracts with institutional and other accounts with similar investment mandates. As noted above, the Independent Trustees acknowledged the greater level of portfolio management, compliance and administrative oversight services required for the Funds, as well as the higher level of financial exposure assumed, as compared to the Adviser’s institutional accounts. The Independent Trustees determined that, on a comparative basis, the fee under the Agreement for each Fund was reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Independent Trustees. Rather, after weighing all of the considerations and conclusions discussed above, the Trustees, including the Independent Trustees, unanimously approved the continuation of the Agreement for each Fund.

Proxy Voting. Information on how the Funds voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 866-941-4482, and (2) on the Securities and Exchange Commission (“SEC”) website at www.sec.gov by accessing the Funds’ Form N-PX and Statement of Additional Information in the Funds’ registration statement on Form N-1A.

Additional Information (unaudited)	IVA Funds

Schedules of Portfolio Holdings. The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. To obtain the Funds’ Form N-Q, shareholders can call 866-941-4482.

Trustees and Officers of the Funds. Additional information about Trustees and Officers of the Funds is included in the Statement of Additional Information which is available, without charge, upon request, by calling 866-941-4482.

Fund Expenses (unaudited)	IVA Funds

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including initial sales charges and/or redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other operating fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2010 and held for the six months ended September 30, 2010.

ACTUAL EXPENSES

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading titled “Expenses Paid During the Period.”

BASED ON ACTUAL TOTAL RETURN FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2010(a)

	Actual Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(b)
Worldwide Fund
Class A	4.50%	$1,000.00	$1,045.00	1.31%	$6.72
Class C	4.12%	1,000.00	1,041.20	2.06%	10.54
Class I	4.63%	1,000.00	1,046.30	1.06%	5.44
International Fund
Class A	5.34%	$1,000.00	$1,053.40	1.38%	$7.10
Class C	4.95%	1,000.00	1,049.50	2.15%	11.05
Class I	5.47%	1,000.00	1,054.70	1.11%	5.72

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account values and expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example relating to the Funds with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table below are meant to highlight your ongoing costs and do not reflect any transactional costs, such as initial sales charges (loads) or redemption fees, if any. Therefore, the table is useful in comparing ongoing costs only and will not help you determine your relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2010

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(b)
Worldwide Fund
Class A	5.00%	$1,000.00	$1,018.50	1.31%	$6.63
Class C	5.00%	1,000.00	1,014.74	2.06%	10.40
Class I	5.00%	1,000.00	1,019.75	1.06%	5.37
International Fund
Class A	5.00%	$1,000.00	$1,018.15	1.38%	$6.98
Class C	5.00%	1,000.00	1,014.29	2.15%	10.86
Class I	5.00%	1,000.00	1,019.50	1.11%	5.62

(a)	Assumes reinvestment of all dividends and capital gain distributions, if any.
(b)	Expenses are equal to the Funds’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days in the most recent fiscal half-year, then divided by 365.

Important Tax Information (unaudited)	IVA Funds

For the fiscal year ended September 30, 2010, the Funds will designate up to the maximum amount allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual’s tax bracket. Complete information will be reported in conjunction with Form 1099-DIV.

The Funds may elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on September 30, 2010 are as follows:

	Foreign Source Income	Foreign Tax Expense
Worldwide Fund	$0.13	$0.01
International Fund	$0.20	$0.02

If elected, the pass-through of the foreign tax credit will affect only those persons who are shareholders on the dividend record date in December 2010. These shareholders will receive more detailed information with their 2010 Form 1099-DIV.

IVA Funds

www.ivafunds.com

Investment Adviser
International Value Advisers, LLC
645 Madison Avenue
New York, NY 10022

Distributor
IVA Funds Distributors, LLC
3 Canal Plaza, Suite 100
Portland, ME 04101

Custodian
State Street Bank and Trust Company
200 Newport Avenue
North Quincy, MA 02171

Transfer Agent
Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, MA 02169

Counsel
K&L Gates LLP
State Street Financial Center
One Lincoln Street
Boston, MA 02111-2950

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston MA, 02116-5072

This report is submitted for the general information of the Funds’ shareholders. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by the Funds’ current prospectus.

The commentary within An Owner’s Manual, the Letter from the President and the Letter from the Portfolio Managers reflects their current views and opinions as of the dates they were written. Any such views are subject to change at any time based upon market or other conditions and IVA Funds disclaims any responsibility to update such views.

Item 2.  Code of Ethics.

(a)  As of the end of the period covered by this Form N-CSR, the registrant has adopted a code of ethics, as defined in Item 2(b) of Form N-CSR, that applies to the registrant’s principal executive officer and principal financial officer.

(c)  The registrant has not amended its code of ethics during the period covered by this Form N-CSR.

(d)  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this Form N-CSR.

(e)

Not applicable.

(f)  A copy of the registrant’s code of ethics is filed as Exhibit 12(a)(1) to this Form N-CSR.

Item 3.  Audit Committee Financial Expert.

(a)(1)  The registrant’s Board of Trustees (the “Board”) has determined that the registrant has a member serving on the registrant’s Audit Committee that possess the attributes identified in Form N-CSR to qualify as an “audit committee financial expert.”

(a)(2)  The audit committee financial expert is Manu Bammi and he has been deemed to be “independent” as that term is defined in Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

The firm of Ernst &Young LLP (“E&Y”) serves as the independent registered public accounting firm for the registrant.

(a)  Audit Fees.

For the fiscal period from the commencement of operations on October 1, 2008 through September 30, 2009 and for the fiscal year ended September 30, 2010, the aggregate fees billed for professional services rendered by E&Y for the audit of the registrant’s seed money financial statements and the annual financial statements or for services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $55,250 and $48,100, respectively.

(b)  Audit-Related Fees.

For the fiscal period from the commencement of operations on October 1, 2008 through September 30, 2009 and for the fiscal year ended September 30, 2010, the aggregate fees billed for assurance and related services rendered by E&Y that are reasonably related to the performance of the audit or review of the registrant’s financial statements and that are not reported under Audit Fees above were $0 and $0, respectively.

For the fiscal period from the commencement of operations on October 1, 2008 through September 30, 2009 and for the fiscal year ended September 30, 2010, the aggregate Audit-Related Fees billed by E&Y that were required to be approved by the registrant’s

Audit Committee for audit-related services rendered to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (the “Affiliated Service Providers”) that relate directly to the operations and financial reporting of the registrant was $0 and $0, respectively.

(c)  Tax Fees.

For the fiscal period from the commencement of operations on October 1, 2008 through September 30, 2009 and for the fiscal year ended September 30, 2010, the aggregate fees billed for tax compliance, tax advice and tax planning by E&Y were $14,963 and $13,600, respectively.  Services for which fees in the Tax Fees category are billed include E&Y’s review of the registrant’s U.S. federal income tax returns and the required state corporate income tax returns, as well as E&Y’s review of excise tax distribution calculations.

For the fiscal period from the commencement of operations on October 1, 2008 through September 30, 2009 and for the fiscal year ended September 30, 2010, the aggregate Tax Fees billed by E&Y that were required to be approved by the registrant’s Audit Committee for tax compliance, tax advice and tax planning services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the registrant were $0 and $0, respectively.

(d)  All Other Fees.

For the fiscal period from the commencement of operations on October 1, 2008 through September 30, 2009 and for the fiscal year ended September 30, 2010, the aggregate fees billed by E&Y to the registrant for all services other than services reported under Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0, respectively.

For the fiscal period from the commencement of operations on October 1, 2008 through September 30, 2009 and for the fiscal year ended September 30, 2010, the aggregate fees in this category billed by E&Y that were required to be approved by the registrant’s Audit Committee for services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the registrant was $0 and $0, respectively.

(e)(1)  Audit Committee Pre-Approval Policies and Procedures.

The registrant’s Audit Committee has the sole authority to pre-approve all audit and non-audit services to be provided by E&Y to the registrant, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)B of the Securities Exchange Act of 1934, as amended (“Exchange Act”).  Pre-approval of audit and non-audit services is not required if the engagement to render the services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee (the “Pre-Approval Procedures”). The registrant’s Audit Committee adopted Pre-Approval Procedures on November 9, 2009, which generally permit:

Audit-Related Services consisting of:  (i) consultations regarding accounting, operational or regulatory implications, or regulatory/compliance matters of proposed or actual transactions affecting the operations or financial reporting and (ii) other auditing procedures and issuance of special purpose reports;

Tax Services consisting of:  (i) recurring tax services and (ii) consultations regarding tax consequences of proposed or actual transactions; and

Other Non-Audit Services including: (i) business support, (ii) other control and regulatory compliance projects and (iii) training.

All such services are subject to a per calendar quarterly limitation.

(e)(2)  Percentage of Services.

None of the services described in each of paragraphs (b) through (d) of this Item were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable.

(g)  For the fiscal period from the commencement of operations on October 1, 2008 through September 30, 2009 and for the fiscal year ended September 30, 2010, the aggregate non-audit fees billed by E&Y for services rendered to the registrant were $14,963 and $13,600, respectively.

For the fiscal period from the commencement of operations on October 1, 2008 through September 30, 2009 and for the fiscal year ended September 30, 2010, the aggregate non-audit fees billed by E&Y for services rendered to the Affiliated Service Providers was $0 and $0, respectively.

(h)  Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Schedule of Investments.

(a) The audited schedules of investments are included in the report to shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant does not have procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees. The Nominating and Governance Committee may, in its sole discretion, consider nominees recommended by each Fund’s shareholders.

Item 11.  Controls and Procedures.

(a)  Within 90 days of the filing date of this Form N-CSR, Michael W. Malafronte, the registrant’s President and Chief Executive Officer, and Stefanie J. Hempstead, the registrant’s Treasurer and Chief Financial Officer, reviewed the registrant’s Disclosure Controls and Procedures and Internal Control over Financial Reporting (the “Procedures”) (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) and evaluated their effectiveness.  Based on their review, Mr. Malafronte and Ms. Hempstead determined that the Procedures are reasonably designed to ensure that information required to be disclosed by the registrant on Form N-CSR is accumulated and communicated to the registrant’s management to allow timely decisions regarding required disclosure.

(b)  There were no changes in the registrant’s Procedures (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s Procedures.

Item 12.  Exhibits.

(a)(1)  Code of Ethics referred to in Item 2 is filed herewith.

(a)(2)  The certifications required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)  Not applicable.

(b)  The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section.  Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IVA FIDUCIARY TRUST

By:

/s/ Michael W. Malafronte

Michael W. Malafronte

President and Chief Executive Officer

Date:

December 2, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Michael W. Malafronte

Michael W. Malafronte

President and Chief Executive Officer

Date:

December 2, 2010

By:

/s/ Stefanie J. Hempstead

Stefanie J. Hempstead

Treasurer and Chief Financial Officer

Date:

December 2, 2010